Exhibit 10.11
Prepared by and after recording return to:
Nixon Peabody LLP
437 Madison Avenue
New York, New York 10022
Attn: Arthur J. Rosner, Esq.
Property: 8440 Sunset Boulevard
West Hollywood, California
RESTATEMENT AND MODIFICATION OF
DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF RENTS AND FIXTURE FILING
THIS RESTATEMENT AND MODIFICATION OF DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING (the “Agreement”) is executed as of September 30, 2010 (the “Execution Date”), but effective for all purposes as of July 11, 2010 (the “Effective Date”), by and between MONDRIAN HOLDINGS LLC, a Delaware limited liability company, whose address is c/o Morgans Hotel Group, 475 Tenth Avenue, New York, New York 10018 (the “Borrower”), and BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8, having a place of business at 540 West Madison Street, Mail Code IL4-540-18-04, Chicago, Illinois 60661 (the “Lender”).
R E C I T A L S:
A. Wachovia Bank, National Association (“Original Lender”) made a loan (the “Loan”) to Borrower in the amount of $120,500,000.00, which Loan is evidenced by that certain Promissory Note A-1 by Borrower to Original Lender dated as of October 6, 2006 (representing $60,250,000.00 of the total Debt) (“Note A-1”) and that certain Promissory Note A-2 (representing $60,250,000.00 of the total Debt) by Borrower to Original Lender dated as of October 6, 2006 (“Note A-2”, together with Note A-1, as modified by the A-1 Note Modification Agreement and A-2 Note Modification Agreement (as such terms are hereinafter defined), respectively, hereinafter collectively, the “Note”).
B. In order to secure Borrower’s obligations under Note A-1 and Note A-2, Borrower entered into and granted to First American Title Insurance Company, in its capacity as trustee for the benefit of the Original Lender (the “Trustee”), that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of October 6, 2006 (the “Deed of Trust”), which Deed of Trust was recorded in the Office of the County Recorder of the County of Los Angeles, State of California (the “Office”) on October 25, 2006, as Instrument No. 06-2368097, and which Deed of Trust encumbers certain real property located at 8440 Sunset Boulevard, West Hollywood, California, which real property is more particularly described on Exhibit A attached hereto.

C. The Deed of Trust was assigned by Original Lender to LaSalle, as more particularly set forth in that certain Assignment recorded on December 31, 2007, in the Official Records as Instrument No. 20072857366.
D. By virtue of a merger, effective on October 17, 2008, Bank of America, National Association, has succeeded to the interests of LaSalle in and to the Loan Documents.
E. Effective as of the Effective Date, Borrower and Lender have modified the Note by and in accordance with the terms of that certain Modification to Promissory Note A-1 (the “A-1 Note Modification Agreement”) and that certain Modification to Promissory Note A-2 (the “A-2 Note Modification Agreement”, together with the A-1 Note Modification Agreement, hereinafter collectively, the “Note Modification Agreement”).
F. In connection with the Note Modification Agreement, Borrower and Lender have agreed to modify certain terms and provisions of the Deed of Trust.
G. This Agreement, together with the Note Modification Agreement, are hereinafter referred to collectively as the “Modification Agreements.”
H. Mondrian Holdings LLC, a New York limited liability company, has prior to the execution and delivery of this Agreement executed and delivered in favor of Borrower a Quitclaim Deed, dated as September 30, 2010, and having an effective date of September 28, 1998, covering the property encumbered by the Deed of Trust.
I. In addition to modifying the terms of the Deed of Trust, Borrower and Lender desire to Restate the Deed of Trust, all as more particularly set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
A G R E E M E N T S:
1. Definitions (a). All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Deed of Trust.
2. Restatement of Deed of Trust. The Deed of Trust, a copy of which is attached hereto as Exhibit B and made a part hereof, is incorporated herein and restated in its entirety, including, but in no event limited to, the following grant portion of the Deed of Trust:

2

NOW, THEREFORE, in consideration of the foregoing recitals and to secure the payment of the principal of, prepayment premium (if any) and interest on the Note and all other obligations, liabilities or sums due or to become due under this Security Instrument, the Payment Guaranty, the Note or any other Loan Document, including, without limitation, interest on said obligations, liabilities or sums (said principal, premium, interest and other sums being hereinafter referred to as the “Debt”), Borrower has executed and delivered this Security Instrument; and Borrower has irrevocably granted, and by these presents and by the execution and delivery hereof does hereby irrevocably grant, bargain, sell, alien, demise, release, convey, assign, transfer, deed, hypothecate, pledge, set over, warrant, mortgage and confirm to Trustee, forever in trust WITH POWER OF SALE, all right, title and interest of Borrower, whether now owned or hereafter acquired, in and to all of the following property, rights, interests and estates:
(a) the plot(s), piece(s) or parcel(s) of real property described in Exhibit A attached hereto and made a part hereof (individually and collectively, hereinafter referred to as the “Premises”);
(b) (i) all buildings, foundations, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements of every kind or nature now or hereafter located on the Premises (hereinafter collectively referred to as the “Improvements”), and (ii) to the extent permitted by law, the name or names, if any, as may now or hereafter be used for any of the Improvements, and the goodwill associated therewith;
(c) all easements, servitudes, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, ditches, ditch rights, reservoirs and reservoir rights, air rights and development rights, lateral support, drainage, gas, oil and mineral rights, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises or the Improvements and the reversion and reversions, remainder and remainders, whether existing or hereafter acquired, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof and any and all sidewalks, drives, curbs, passageways, streets, spaces and alleys adjacent to or used in connection with the Premises and/or Improvements and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both in law and in equity, of Borrower of, in and to the Premises and Improvements and every part and parcel thereof, with the appurtenances thereto;
(d) all machinery, equipment, systems, fittings, apparatus, appliances, furniture, furnishings, tools, fixtures, Inventory (as hereinafter defined) and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor (including, but not limited to, all plumbing, lighting and elevator fixtures, office furniture, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, wall coverings, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, flatware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, telephone systems, computerized accounting systems, engineering equipment, vehicles, medical equipment, potted plants, heating, lighting and plumbing

3

fixtures, fire prevention and extinguishing apparatus, theft prevention equipment, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements, or appurtenant thereto, and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements or appurtenant thereto, (hereinafter, all of the foregoing items described in this paragraph (d) are collectively called the “Equipment”), all of which, and any replacements, modifications, alterations and additions thereto, to the extent permitted by applicable law, shall be deemed to constitute fixtures (the “Fixtures”), and are part of the real estate and security for the payment of the Debt and the performance of Borrower’s obligations. To the extent any portion of the Equipment is not real property or fixtures under applicable law, it shall be deemed to be personal property, and this Security Instrument shall constitute a security agreement creating a security interest therein in favor of Lender under the UCC;
(e) all awards or payments, including interest thereon, which may hereafter be made with respect to the Premises, the Improvements, the Fixtures, or the Equipment, whether from the exercise of the right of eminent domain (including but riot limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements or the Equipment or refunds with respect to the payment of property taxes and assessments, and all other proceeds of the conversion, voluntary or involuntary, of the Premises, Improvements, Equipment, Fixtures or any other Property or part thereof into cash or liquidated claims;
(f) all leases, tenancies, franchises, licenses and permits, Property Agreements and other agreements affecting the use, enjoyment or occupancy of the Premises, the Improvements, the Fixtures, or the Equipment or any portion thereof now or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all reciprocal easement agreements, license agreements and other agreements with Pad Owners (hereinafter collectively referred to as the “Leases”), together with all receivables, revenues, rentals, credit card receipts, receipts and all payments received which relate to the rental, lease, franchise and use of space at the Premises or which relate to the Food and Beverage Lessee/Operators (it being acknowledged by Lender that the security interest granted hereunder in receivables, revenues, rentals, credit card receipts, receipts and all payments received which relate to the Food and Beverage Lessee/Operators shall not attach to interests of third-party joint venture partners of Borrower which are not Affiliates of Borrower) and rental and use of guest rooms or meeting rooms or banquet rooms or recreational facilities or bars,

4

beverage or food sales, vending machines, mini-bars, room service, telephone, video and television systems, electronic mail, internet connections, guest laundry, bars, the provision or sale of other goods and services, and all other payments received from guests or visitors of the Premises, and other items of revenue, receipts or income as identified in the Uniform System of Accounts (as hereinafter defined), all cash or security deposits, lease termination payments, advance rentals and payments of similar nature and guarantees or other security held by, or issued in favor of, Borrower in connection therewith to the extent of Borrower’s right or interest therein and all remainders, reversions and other rights and estates appurtenant thereto, and all base, fixed, percentage or additional rents, and other rents, oil and gas or other mineral royalties, and bonuses, issues, profits and rebates and refunds or other payments made by any Governmental Authority from or relating to the Premises, the Improvements, the Fixtures or the Equipment plus all rents, common area charges and other payments now existing or hereafter arising, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;
(g) all proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements, the Fixtures, the Rents or the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, the Improvements, the Fixtures or the Equipment and all refunds or rebates of Impositions, and interest paid or payable with respect thereto;
(h) all deposit accounts, securities accounts, funds or other accounts maintained or deposited with Lender, or its assigns, in connection herewith, including, without limitation, the Security Deposit Account (to the extent permitted by law), the Engineering Escrow Account, the Central Account, the Sub-Accounts and the Escrow Accounts and all monies and investments deposited or to be deposited in such accounts;
(i) all accounts receivable, contract rights, franchises, interests, estate or other claims, both at law and in equity, now existing or hereafter arising, and relating to the Premises, the Improvements, the Fixtures or the Equipment, not included in Rents;
(j) all now existing or hereafter arising claims against any Person with respect to any damage to the Premises, the Improvements, the Fixtures or the Equipment, including, without limitation, damage arising from any defect in or with respect to the design or construction of the Improvements, the Fixtures or the Equipment and any damage resulting therefrom;
(k) all deposits or other security or advance payments, including rental payments now or hereafter made by or on behalf of Borrower to others, with respect to (i) insurance policies, (ii) utility services, (iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) parking or similar services or rights and (vi) rental of Equipment, if any, relating to or otherwise used in the operation of the Premises, the Improvements, the Fixtures or the Equipment;

5

(l) all intangible property now or hereafter relating to the Premises, the Improvements, the Fixtures or the Equipment or its operation, including, without limitation, software, letter of credit rights, trade names, trademarks (including, without limitation, any licenses of or agreements to license trade names or trademarks now or hereafter entered into by Borrower), logos, building names and goodwill;
(m) all now existing or hereafter arising advertising material, guaranties, warranties, building permits, other permits, licenses, plans and specifications, shop and working drawings, soil tests, appraisals and other documents, materials and/or personal property of any kind now or hereafter existing in or relating to the Premises, the Improvements, the Fixtures, and the Equipment;
(n) all now existing or hereafter arising drawings, designs, plans and specifications prepared by architects, engineers, interior designers, landscape designers and any other consultants or professionals for the design, development, construction, repair and/or improvement of the Property, as amended from time to time;
(o) the right, in the name of and on behalf of Borrower, to appear in and defend any now existing or hereafter arising action or proceeding brought with respect to the Premises, the Improvements, the Fixtures or the Equipment and to commence any action or proceeding to protect the interest of Lender in the Premises, the Improvements, the Fixtures or the Equipment;
(p) all accounts, chattel paper, deposit accounts, fixtures, general intangibles, goods, instruments and securities accounts (each as defined in the Uniform Commercial Code as in effect from time to time in the State of California in which the Premises is located (the “UCC Collateral”); and
(q) all proceeds, products, substitutions and accessions (including claims and demands therefor) of each of the foregoing.
AND FURTHER, in consideration of the foregoing recitals and to secure the Debt as aforesaid, Borrower by these presents and by the execution and delivery hereof does hereby irrevocably grant, bargain, sell, alien, demise, release, convey, assign, transfer, deed, hypothecate, pledge, set over, warrant, mortgage and confirm to Lender, forever, all right, title and interest of Borrower, whether now owned or hereafter acquired, in and to the Equipment, the Fixtures, the UCC Collateral and all other personal property described above. To the extent any portion of the Equipment is not real property or fixtures under applicable law, it shall be deemed to be personal property, and this Security Instrument shall constitute a security agreement creating a security interest therein in favor of Lender under the UCC.
All of the foregoing items (a) through (p), together with all of the right, title and interest of Borrower therein, are collectively referred to as the “Property”.
TO HAVE AND TO HOLD the above granted and described Property unto Trustee, in trust, for the proper use and benefit of Lender, and the successors and assigns of Lender in fee simple, forever.

6

PROVIDED, ALWAYS, and these presents are upon this express condition, if Borrower shall well and truly pay and discharge the Debt and perform and observe the terms, covenants and conditions set forth in the Loan Documents, then these presents and the estate hereby granted shall cease and be void.
(a) In addition to the restatement of the Deed of Trust, as set forth above, this Agreement amends the Deed of Trust. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, the amendments to the Deed of Trust set forth in this Agreement shall control over the original terms of the Deed of Trust incorporated and restated herein.
3. Principal Reduction; Outstanding Principal Balance of the Loan; Special Servicing Fee.
(a) Concurrently with the execution of this Agreement, Lender acknowledges the receipt of the following:
(i) a wire transfer from Borrower of good funds equal to $8,501,946.47, which amount has been applied to reduce the principal amount due under Note A-1; and
(ii) a wire transfer from the Escrow Accounts of good funds equal to $8,501,946.47, which wire transfer was made by Lender pursuant to Borrower’s authorization, and which amount has been applied to reduce the principal amount due under Note A-2.
(b) (i) By virtue of Lender’s receipt of the funds set forth in Section 3(a)(i) above, Lender and Borrower hereby acknowledge and agree that the outstanding principal amount of the Loan allocated to Note A-1 is presently $51,748,053.53.
(ii) By virtue of Lender’s receipt of the funds set forth in Section 3(a)(ii) above, Lender and Borrower hereby acknowledge and agree that the outstanding principal amount of the Loan allocated to Note A-2 is presently $51,748,053.53.
(c) As a condition precedent to the effectiveness of this Agreement, on or before the Execution Date, Borrower shall deliver by wire transfer to CWCapital Asset Management LLC good funds equal to $602,500.00 as a special servicing fee in connection with the Modification Agreements.
4. Amendment to Definition of Debt Service Coverage.
(a) As of the Effective Date, the definition of “Debt Service Coverage” in the Deed of Trust shall mean the following only with respect to its use in Section 2.1(e) of the Note:
“Debt Service Coverage” shall mean the quotient obtained by dividing Adjusted Net Cash Flow by the sum of the (a) aggregate payments of interest, principal and all of the sums due for such specified period under the Note (determined as of the date the calculation of Debt Service Coverage is required or requested hereunder) and (b) aggregate payment of interest, principal and all other sums due for such specified period pursuant to the terms of subordinate or mezzanine financing, if any, then affecting or related to the Property or, if Debt Service Coverage, is being calculated in connection with a request for consent to any subordinate or mezzanine financing, then proposed. In determining Debt Service Coverage, the applicable interest rate for the Loan and for any floating rate loan referred to in clause (b) above, if any, shall be the LIBOR Margin, with respect to the Loan, and the applicable margin over the applicable index, with respect to any other loan referred to in clause (b) above.

7

5. Cash Management.
(a) Section 5.05(a) of the Deed of Trust is hereby amended by deleting clause (viii) thereof and replacing it with the following:
“(viii) eighth, the balance, if any, to the Curtailment Reserve Sub-Account.”
(b) Section 5.11 of the Deed of Trust is hereby amended by (i) deleting the proviso in the first sentence thereof commencing with “provided, that whenever, from time to time,” and continuing through the end of the first sentence, and (ii) adding the following sentence to the end thereof: “In furtherance of the foregoing, Lender shall be permitted to apply funds in the Curtailment Reserve Sub-Account toward any and all special servicing fees incurred by Lender while the Loan is outstanding, which special servicing fees are due and payable monthly, in advance, on the first (1st) day of each calendar month during any Special Servicing Period (as that term is defined in that certain Pooling and Servicing Agreement, dated as of June 1, 2007, among Wachovia Large Loan, Inc., as Depositor, Wachovia Bank, National Association, as Servicer, Wachovia Bank, National Association, as Special Servicer and LaSalle Bank National Association, as Trustee, in the amount of 0.0208% (i.e., 0.000208) of the then outstanding principal balance of the Note per month.”
6. Rate Cap Agreement.
(a) The fifth sentence of Section 5.10 of the Deed of Trust is hereby amended to read in its entirety as follows:
“In the event that (a) the long-term unsecured debt obligations or the counterparty rating of the Counterparty are downgraded by the Rating Agency below “A+” or its equivalent or (b) the Counterparty shall default in any of its obligations under the Rate Cap Agreement, Borrower shall, at the request of Lender, promptly but in all events within thirty (30) days, replace the Rate Cap Agreement with an agreement having identical payment terms and maturity as the Rate Cap Agreement and which is otherwise in form and substance substantially similar to the Rate Cap Agreement and otherwise acceptable to Lender with a cap provider with a long-term unsecured debt or counterparty rating of at least “A+” (or its equivalent) by each Rating Agency, or which will allow each Rating Agency to reaffirm their then current ratings of all rated certificates issued in connection with the Securitization.
(b) The definition of Rate Cap Agreement in Section 1.01 of the Deed of Trust is hereby amended to read in its entirety as follows:
“Rate Cap Agreement” shall mean that certain interest rate protection agreement (together with the confirmation and schedules related thereto) with a notional amount which shall not at any time be less than the Principal Amount and a LIBOR strike equal to or less than 4.25% per annum entered into by Borrower in accordance with the terms hereof or the other Loan Documents and any similar interest rate cap or collar agreements subsequently entered into in replacement or substitution therefor by Borrower with respect to the Loan.

8

7. Covenants Related to Future Default
(a) Escrow Agreement; Delivery of Conveyance Documents into Escrow.
(i) On the date hereof, Borrower, shall execute and deliver to Lender, and shall cause Guarantor to consent to, that certain Escrow Agreement of even date herewith (the “Escrow Agreement”) by and among Borrower, Lender and First American Title Insurance Company, in its capacity as escrow agent thereunder (“Escrowee”), a copy of which Escrow Agreement is attached hereto as Exhibit C. Further, Borrower and Guarantor, as appropriate, shall execute and have notarized (to the extent required), for deposit into escrow, the documents attached as exhibits to said Escrow Agreement (collectively, the “Conveyance Documents”).
(ii) In the event that any Event of Default shall occur and continue under the Modification Agreements or any of the other Loan Documents for (A) a period of five (5) days after notice from Lender in the case of any default in the payment of any regularly scheduled payment of principal, interest or any amount required to be escrowed, or (B) for a period of thirty (30) days after notice from Lender in the case of any other default (each an “Uncured Event of Default”), Lender and/or its designee (whether Lender or its designee, the “Transferee”) shall have the right (but shall not be obligated) to direct Escrowee (with a copy of such direction notice being furnished to Borrower) to break escrow, release and deliver the Conveyance Documents to Lender and record the Conveyance Deed (as defined in Section 7(b) below) in accordance with the terms of the Escrow Agreement, all as more particularly set forth therein. Additionally, Lender, any other Transferee (if other than Lender) and Borrower shall cooperate to effect a prompt transition of management of the Property, in accordance with the terms of the Consent and Agreement, dated as of October 6, 2006, entered into by Morgans Hotel Group Management LLC for the benefit of Lender in connection with the Loan.
(b) Cooperation. Neither Borrower, nor any of its Affiliates, including, without limitation, Guarantor, shall challenge the validity of the transfer of the Property to Transferee, provided such transfer is effectuated in a manner consistent with the terms of this Agreement, the Escrow Agreement and the Conveyance Documents, or allege that the Conveyance Documents are intended as a security in the nature of a deed of trust, mortgage or other security instrument within the meaning of any applicable statute or case law. To ensure the enforceability of the transfers contemplated pursuant to this Agreement, the Escrow Agreement and the Conveyance Documents, Borrower will also execute and deliver any and all consents and stipulations reasonably requested by Lender to (A) effectuate a foreclosure sale as contemplated by this Agreement, including, but not limited to, powers of attorney in favor of Lender or other Transferee to effectuate the transfers contemplated by this Agreement and (B) permit the issuance of an owner’s title insurance policy reflecting fee simple title to the Property vested in Transferee without exception for any interest in the Property in favor of Borrower. It is the clear intention of Borrower that one of the documents comprising the Conveyance Documents is a recordable deed in lieu of foreclosure of a good and valid deed of trust (the “Conveyance Deed”), and that Lender, as an

9

accommodation to Borrower and Guarantor, has agreed to forebear from causing the Conveyance Documents to be released from escrow and the Conveyance Deed recorded by Escrowee until such time as an Uncured Event of Default has occurred in accordance with the terms and conditions of Section 7(a)(ii) hereof, and that this is not intended as a security in the nature of a deed of trust, mortgage or other security instrument within the meaning of any applicable statute or case law. From the Execution Date until such time as the Conveyance Deed is recorded (the “Conveyance Date”), Borrower shall: (i) provide Lender with concurrent copies of all material written notices in any way related to the Property sent by Borrower, and prompt copies of all material written notices in any way related to the Property received by Borrower (it being understood that Borrower shall have no obligation to provide correspondence with Borrower’s attorneys’ accountants, or investors), (ii) in connection with any third party action, whether threatened or filed, in any way related to the Property, participate in meetings with Lender and its counsel regarding factual matters and appear for depositions and/or witness preparation sessions as may be reasonably requested by Lender’s counsel, (iii) maintain all material documents, agreements, surveys, plats, approvals, written notices or other items relating to the Property, and (iv) provide copies of such documents, agreements, surveys, plats, approvals, written notices, or other items relating to the Property in the possession of Borrower and/or its Affiliates, including, without limitation, Guarantor, as Lender or its counsel may reasonably request.
(c) At all times following the Execution Date, Borrower agrees to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts and things as might reasonably be requested by Lender to assure that the benefits of this Agreement are realized by the parties hereto. Borrower specifically agrees to assist Lender and any other Transferee (if other than Lender) in the disposition of any claims asserted against or on behalf of the Property, Lender or Transferee in connection with the Property which arose prior to the Conveyance Date.
(d) Uncontested Conveyance. Upon the occurrence of an Uncured Event of Default, if Lender chooses to exercise its rights set forth in Section 7(a)(ii) hereof, Borrower consents to the conveyance of title to the Property to Lender or any other Transferee (if other than Lender) in accordance with the terms of Section 7(a)(ii) hereof. In furtherance of the foregoing, in the event that Lender shall direct Escrowee to record the Conveyance Deed, other than as specifically permitted in Section 7(i) below, Borrower and its respective members, employees and Affiliates, including without limitation, Guarantor, shall not, nor permit any such Affiliate, including, without limitation, Guarantor, or any other Person to, (i) contest, challenge, oppose or otherwise attempt to delay, hinder, prevent or avoid such release of the Conveyance Documents or of the conveyance of the Property, or file any appeal thereof or objection thereto, (ii) contest or challenge the validity of the Conveyance Documents or of the transfer of the Property to Lender or any other Transferee (if other than Lender), or file any appeal thereof or objection thereto, (iii) seek any legal or equitable remedy to prevent, delay, contest, challenge or avoid any such release or conveyance, or file any appeal thereof or objection thereto, (iv) institute any insolvency proceeding (or acquiesce in or fail to contest any involuntary insolvency proceeding), (v) otherwise directly or indirectly hinder, delay or obstruct any such release or conveyance, or (vi) collude or conspire with any third party to do any of the foregoing. Without limiting the generality of the foregoing, other than as specifically permitted in Section 7(i) below, Borrower (A) knowingly and voluntarily waives, now and forever, the right to contest, challenge, avoid, or seek any injunctive relief to prevent the release of the Conveyance Documents or the conveyance of the Property, and (b) knowingly and voluntarily waives, now and forever, the right to file any action or appeal to set aside or to otherwise contest or challenge any such release or conveyance.

10

(e) Consent to Foreclosure. Borrower knowingly and voluntarily acknowledges that Lender has the right to file a foreclosure action (the “Foreclosure Action”) on the Property upon the occurrence of an Event of Default in accordance with the Loan Documents. Borrower knowingly and voluntarily covenants and agrees now and forever that, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor, other than as specifically permitted in Section 7(i) below, shall assert any defenses or contest, oppose or otherwise attempt to delay, hinder, prevent or avoid Lender’s prosecution of the Foreclosure Action or challenge the validity thereof or take any appeal thereof, and hereby knowingly and voluntarily agrees, after the issuance of a judgment of foreclosure (the “Foreclosure Order”) in the Foreclosure Action, to diligently and in good faith cooperate with Lender to effect any: (i) foreclosure by court action or otherwise, or any other proceedings instituted by Lender in connection with realizing upon the security granted pursuant to the Loan Documents or (ii) action to quiet title which may be instituted by Lender to perfect its right, title, and interest in the Property. Subject to the terms hereof, including, but not limited to, Section 7(i) below, Borrower shall, when requested by Lender, knowingly and voluntarily expressly consent to such foreclosure in the manner reasonably requested by Lender within two (2) Business Days of Lender’s request. Subject to the terms hereof, including, but not limited to, Section 7(i) below, Borrower and Guarantor knowingly and voluntarily waive, now and forever, the right to require a hearing in connection with any such foreclosure proceeding, for appointment of a receiver for the Property or other suit or proceedings and further knowingly and voluntarily waive the right, now and forever, to require sale of the Property in any such suit to be made in parcels. Borrower and Guarantor may be named as defendants in any such foreclosure proceeding.
(i) Upon the issuance of the Foreclosure Order, Borrower will execute and deliver any and all documents reasonably requested by Lender to (i) effectuate the enforcement of the Foreclosure Order and foreclosure sale, including, but not limited to, powers of attorney in favor of Lender, and (ii) permit the issuance of an owner’s title insurance policy reflecting fee simple title to the Property vested in Transferee without exception for any interest in the Property in favor of Borrower or any of its Affiliates, including, without limitation, Guarantor.
(f) Action Constituting a Contest; Not a Limitation of Remedies. Other than as specifically permitted in Section 7(i) below, if Borrower or any of its Affiliates, including, without limitation, Guarantor, asserts any defenses or contests, challenges, opposes, appeals, seeks to avoid or seeks an injunction prohibiting the release of the Conveyance Documents or Lender’s right to proceed with the Foreclosure Action, appeals any judgment obtained in said Foreclosure Action, or otherwise contests, challenges, hinders or delays the release of the Conveyance Documents or the granting of a judgment of foreclosure or a foreclosure sale in such Foreclosure Action, then any of such actions shall constitute a “Contest,” as defined in Section 18.32 of the Deed of Trust, and, in addition to Borrower and Guarantor being liable to Lender for all damages which Lender may suffer as a result thereof and as set forth in said Section 18.32 of the Deed of Trust, Borrower and Guarantor knowingly and voluntarily acknowledge and agree that they shall be liable to Lender for all reasonable attorneys’ fees and court costs incurred by Lender related to such a Contest. Nothing in this Agreement shall limit or impair or be deemed to limit or impair the liability and obligations of Borrower and its Affiliates, including, without limitation, Guarantor, to Lender under the Loan Documents in the event that Lender obtains a judgment that Borrower or any of its Affiliates, including without limitation, Guarantor, has, other than in good faith, as provided in Section 7(i) below, engaged in a Contest regarding Lender’s right to obtain an release of the Conveyance Documents or to proceed with the Foreclosure Action as provided for in this Agreement.

11

(g) Delivery of Items. Within three (3) Business Days of request by Lender following the occurrence of an Event of Default, Borrower agrees to execute and/or deliver (to the extent in Borrower’s possession, or otherwise obtainable by exercise of commercially reasonable efforts), as applicable, the following items to Lender:
(i) Authorizations. Original or certified copies of all authorization documents indicating the legal entity status of Borrower and Guarantor, together with such accompanying certificates, consents, and approvals as may be required by Lender;
(ii) Books and Records. Certified copies of all books and records relating to the Property and Borrower’s business operations thereon, together with income and expense statements covering the operation of the Property for the term of Borrower’s ownership;
(iii) Construction Documents. Certified copies of all plans and specifications, engineering data, as built drawings, blue prints, drawings, maps, plans, permits, certificates of occupancy, general contractor agreements, architects’ agreements, engineer agreements and other agreements relating to, affecting or engaged in connection with the construction or renovation of the Property together with a schedule of all contractors, subcontractors, engineers, testing companies and architects engaged in connection with the construction, renovation, alteration, or any other construction-related work affecting any of the Property;
(iv) Keys. All keys, combinations, codes, electronic openers and other devices, information or materials necessary for access to or the operation or maintenance of the Property;
(v) Leases. Certified copies of the Leases;
(vi) Licenses. Certified copies of any licenses and permits which affect the Property;
(vii) Tax Bills. Certified copies of all real and personal property tax bills relating to the Property for the prior two (2) years;
(viii) Title Documents. Any affidavits, releases, satisfactions, certificates or other corrective title documents as may be required by Lender or its title insurer in order to convey to Transferee marketable fee simple title to the Property subject only to the Permitted Encumbrances and the applicable Leases;
(ix) Test Reports. Certified copies of all soil boring tests, environmental audits, engineering reports and related information, if any, which Borrower has acquired or caused to be acquired with respect to the Property;

12

(x) Utility Bills. Certified copies of all current utility bills for all utilities servicing the Property including, without limitation, water, sewer, electric, and gas bills; and
(xi) Other Documents. Original or certified copies of any and all other documents or instruments relating to the Property, Borrower or the Guarantor, as may be reasonably requested by Lender or other Transferee.
(h) Authorization of Lender to Contact Parties. Without limiting or impairing Lender’s rights as set forth in the Loan Documents, following the direction from Lender to Escrowee to release the Conveyance Documents and to record the Conveyance Deed in accordance with Section 7(a)(ii) above, Borrower authorizes Lender, the Transferee and their respective employees, officers, agents, representatives, directors, consultants, accountants or other designees (collectively, the “Lender Parties”), without any prior approval or authorization, to communicate fully, give direction to third parties, contact directly and meet and otherwise coordinate with any and all parties deemed necessary by Lender Parties, in their sole discretion, in connection with the Property (including, without limitation, the construction, development, marketing, management, operation, financing, leasing and sale thereof), all without liability to or consent of, further notice to or any participation by Borrower or any of its Affiliates, including, without limitation, Guarantor. It is expressly agreed and acknowledged that the right of Lender Parties hereunder shall include, without limitation, the unilateral and unqualified right to discuss the status of the Property, direct third parties to act or perform services with respect to the Property, share information directly, and negotiate with any engineers, architects, contractors, subcontractors, managers, management companies, leasing agents, brokers, operators, tenants, purchasers, builders, suppliers, governmental agencies, legal counsel, litigants in actions and other third parties with respect to the Property. In addition to the foregoing, Borrower shall use commercially reasonable efforts to cooperate with Lender, at Lender’s sole cost and expense, such cost and expense shall be limited to the actual, verifiable and reasonable third party out-of-pocket costs and expenses of Borrower in all respects in connection with the resolution of any litigation, mechanics liens, insurance claims or other disputes related to Borrower’s period of ownership.
(i) Notwithstanding any other provision of this Agreement, (i) nothing in this Agreement shall be deemed to prevent Borrower or Guarantor from seeking, in good faith, injunctive relief to contest Lender’s right of any release of the Conveyance Documents or foreclosure or other exercise by Lender of any remedies solely on the grounds that either (A) an Event of Default has not occurred or (B) Lender has failed to comply in all material respects with the requirements of the Loan Documents relating to the exercise of such remedy thereunder, and (ii) the provisions of the last full paragraph of Section 18.32 of the Original Deed of Trust shall be applicable to any such contest (a “Contest” as defined in such section).

13

8. Additional Amendments to Loan Agreement.
(a) Notices. As of the Effective Date, the addresses for the respective parties contained in Section 11.01 of the Deed of Trust are amended as follows:
If to Lender:

BANK OF AMERICA, NATIONAL ASSOCIATION,
AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS
OF WACHOVIA BANK COMMERCIAL MORTGAGE
TRUST, COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2007-WHALE 8
540 West Madison Street
Mail Code IL4-540-18-04
Chicago, Illinois 60661

With a copy to:
CWCapital Asset Management LLC
701 13th Street NW, #1000
Washington, DC 20005
Attn: Mr. Kevin Thompson
With a copy to:
Nixon Peabody LLP
437 Madison Avenue
New York, NY 10022
Attn: Arthur J. Rosner, Esq. and
         Andrew Glincher, P.C., Esq.
If to Borrower:
Mondrian Holdings LLC
c/o Morgans Hotel Group
475 Tenth Avenue
New York, New York 10018
Attn: General Counsel
With a copy to:
Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attn: Bruce Gilchrist, Esq.

14

9. Expenses. Except as otherwise expressly provided in this Agreement, each party shall pay all of its own costs, expenses and fees associated or in any way pertaining to this Agreement, including, without limitation, the consummation of the transactions contemplated by this Agreement; provided, however, that Borrower shall pay contemporaneously with the release of the Conveyance Documents from escrow or the delivery of a deed in the Foreclosure Action (the “Foreclosure Deed”), as the case may be, the following fees, costs and expenses (collectively, the “Deed in Lieu Fees and Expenses”): (i) any documentary stamps and any and all other transfer taxes required to be affixed to or required to be paid in connection with the Conveyance Deed or the Foreclosure Deed, as the case may be, together with the costs of recording the Conveyance Deed or the Foreclosure Deed, as the case may be, and obtaining a certified copy of the recorded Conveyance Deed or Foreclosure Deed, as the case may be, and (ii) the cost of updating title and the premium for an ALTA 2006 owner’s title policy to be obtained by Transferee in connection with recording the Conveyance Deed or the Foreclosure Deed, as the case may be, which title policy shall (A) be in the amount of the indebtedness evidenced by the Note which is outstanding on the date of the direction by Lender to Escrowee to release the Conveyance Documents and record the Conveyance Deed for the Conveyance Deed, or be in the amount of the judgment in the Foreclosure Action for the Foreclosure Deed (or such lesser amount as Lender shall accept), (B) omit all general exceptions set forth in such policy (other than matters which would be deleted by delivery of a current boundary survey to the title company), (C) include such reinsurance (with such reinsurers) as Transferee may require, together with direct access agreements with such reinsurers, and (D) be subject only to the exceptions to title accepted by Lender in connection with the Endorsement, as hereinafter defined in Section 17(a)(ii) below. If Borrower fails to timely pay the fees, taxes and other expenses described in Section 9(i) and (ii) above, then Lender and/or Transferee (if other than Lender) may advance such sums to Escrowee, in which event Borrower shall reimburse Lender and/or Transferee (if other than Lender), as the case may be, for any and all of such sums so advanced within two (2) Business Days after written demand for reimbursement by Lender and/or Transferee (if other than Lender). Nothing in this Agreement shall limit or impair or be deemed to limit or impair Lender’s rights to a deficiency judgment in the Foreclosure Action, or otherwise, against Borrower or Guarantor in accordance with the Loan Documents or to otherwise enforce any obligation of any Guarantor. The obligations of Borrower and Guarantor set forth in this Section 9 shall survive the release of the Conveyance Documents from escrow and the recording of the Conveyance Deed, shall not be deemed in any way to merge into all or any of the Conveyance Documents, and shall survive the expiration or other termination of this Agreement.
10. Representations and Warranties.
(a) Borrower does hereby make the following representations and warranties to Lender as of the Execution Date in order to induce Lender to enter into this Agreement, it being hereby acknowledged by Borrower that Lender is relying upon such representations and warranties as a material inducement to Lender’s execution hereof:
(i) All representations and warranties made by Borrower in the Loan Documents are true and correct as of the Execution Date (except in the case for representations and warranties which by their terms are expressly applicable only to an earlier date, in which event such representations and warranties shall be true and correct on such earlier date);
(ii) Borrower is in full compliance with all covenants, agreements and obligations of Borrower set forth in the Loan Documents, as modified by the Modification Agreements, Lender is in full compliance with all covenants, agreements and obligations of Lender set forth in the Loan Documents, as modified by the Modification Agreements, and no default exists thereunder, and no event or circumstance exists which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents subject to any defaults cured on the date hereof by this Agreement or otherwise;

15

(iii) Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the Loan Documents, any other indebtedness of Borrower to Lender, or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, said items are hereby knowingly and voluntarily waived, now and forever, by Borrower;
(iv) Lender has duly performed all of its obligations under the Loan Documents, and, except as set forth herein and in the Note Modification Agreement, Lender has no obligation to extend any financial accommodations to Borrower under the Loan Documents;
(v) Borrower is the sole legal and beneficial owner of the Property, including, but not limited to, the owner of the Premises and the Improvements in fee simple as more particularly set forth in that certain First American Title Insurance Company Loan Policy of Title Insurance No. NCS-251895-SF, in the amount of $120,500,000.00, dated October 6, 2006, issued in connection with the Loan, under which the Original Lender, its successors and/or assigns as their interests may appear, is the named insured (the “Title Policy”);
(vi) The Modification Agreements constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, and the execution and delivery of Modification Agreements do not contravene, result in a breach of, or constitute a default under any mortgage, deed of trust, loan agreement, indenture or other contract or agreement to which Borrower is bound, nor would such execution and delivery constitute a default with the passage of time or the giving of notice, or both;
(vii) The lien of the Deed of Trust is valid and subsisting and shall remain an enforceable and valid first lien against the Property until the Debt is paid in full;
(viii) Borrower has thoroughly read and reviewed the terms and provisions of the Modification Agreements and is familiar with same, and Borrower has entered into the Modification Agreements voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel selected by Borrower;
(ix) The financial statements of Borrower and Guarantor heretofore delivered to Lender are complete and accurate in all material respects, all financial data and reports of Borrower and Guarantor, and all financial data and reports with respect to the Property, presented to Lender are based on the actual books and records of Borrower and Guarantor and have been prepared in conformance with Borrower’s normal and customary accounting procedures, and any such financial statements that are audited have been prepared in accordance with generally accepted accounting principles consistently applied;
(x) Neither Borrower nor Guarantor is insolvent or bankrupt. The consummation of the transactions contemplated by the Modification Agreements will not render Borrower or Guarantor insolvent or constitute a fraudulent conveyance or fraudulent transfer under any applicable law. Neither Borrower nor Guarantor has made any general assignment for the benefit of its creditors. No proceeding seeking (i) relief for Borrower or Guarantor under any bankruptcy or insolvency law, (ii) the rearrangement or readjustment of debt of Borrower or Guarantor, (iii) the appointment of a receiver, custodian, liquidator or trustee to take possession of substantially all of the assets of Borrower or Guarantor, or (iv) the liquidation of Borrower or any of its members, has been commenced or is threatened;

16

(xi) All federal, state and other tax returns of Borrower and Guarantor required by law to be filed by them have been filed, and all federal, state and other taxes, assessments, fees and other governmental charges imposed upon Borrower and Guarantor or upon any of their properties or assets, which are due and payable, have been paid;
(xii) There are no judgments, orders, suits, actions, garnishments, attachments or proceedings by or before any court, commission, board or other governmental body pending, or to the knowledge of Borrower or Guarantor threatened, which (A) involve or affect, or will involve or affect, the Property or the validity or enforceability of the Modification Agreements, or the Loan Documents, or (B) involve any risk of any lien, judgment or liability being imposed upon Borrower or the Property that could materially adversely affect the financial condition of Borrower or Guarantor or the ability of Borrower or Guarantor to observe or perform fully their respective agreements and obligations under the Modification Agreements or under the Loan Documents; and
(xiii) This Agreement and the Note Modification Agreement are included in the defined term “Loan Documents”.
11. Release of Claims.
(a) BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS (THE “BORROWER RELEASE PARTIES”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE LENDER, LENDER’S SERVICERS, AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND PROPERTIES, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, DISTRIBUTEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, THE “LENDER RELEASE PARTIES”), OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, KNOWN OR UNKNOWN, WHETHER AT LAW, BY STATUTE OR IN EQUITY, IN CONTRACT OR IN TORT, UNDER STATE OR FEDERAL JURISDICTION, AND WHETHER OR NOT THE ECONOMIC EFFECTS OF SUCH ALLEGED MATTERS ARISE OR ARE DISCOVERED IN THE FUTURE, WHICH THE BORROWER RELEASE PARTIES HAVE AS OF THE EXECUTION DATE OR MAY CLAIM TO HAVE AGAINST THE LENDER RELEASE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE EXECUTION DATE, INCLUDING ANY LOSS, COST OR DAMAGE OF ANY KIND OR CHARACTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASE PARTIES OCCURRING ON OR BEFORE THE EXECUTION DATE. THE FOREGOING RELEASE

17

IS INTENDED TO BE, AND IS, A FULL, COMPLETE AND GENERAL RELEASE IN FAVOR OF THE LENDER RELEASE PARTIES WITH RESPECT TO ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER MATTERS DESCRIBED THEREIN, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS OR CAUSES OF ACTION BASED UPON ALLEGATIONS OF BREACH OF FIDUCIARY DUTY, BREACH OF ANY ALLEGED DUTY OF FAIR DEALING IN GOOD FAITH, ECONOMIC COERCION, USURY, OR ANY OTHER THEORY, CAUSE OF ACTION, OCCURRENCE, MATTER OR THING WHICH MIGHT RESULT IN LIABILITY UPON THE LENDER RELEASE PARTIES ARISING OR OCCURRING ON OR BEFORE THE EXECUTION DATE. THE BORROWER RELEASE PARTIES UNDERSTAND AND AGREE THAT THE FOREGOING GENERAL RELEASE IS IN CONSIDERATION FOR THE AGREEMENTS OF LENDER CONTAINED IN THE MODIFICATION AGREEMENTS AND THAT THEY WILL RECEIVE NO FURTHER CONSIDERATION FOR SUCH RELEASE. IN ADDITION, BORROWER AGREES NOT TO COMMENCE, JOIN IN, PROSECUTE OR PARTICIPATE IN ANY SUIT OR OTHER PROCEEDING IN A POSITION WHICH IS ADVERSE TO ANY OF THE LENDER RELEASE PARTIES ARISING DIRECTLY OR INDIRECTLY FROM ANY OF THE FOREGOING MATTERS. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN THE EVENT THAT ANY OF THE CONVEYANCE DOCUMENTS ARE EVER RENDERED VOID OR RESCINDED BY OPERATION OF LAW OR OTHERWISE, AND ANY SETTLEMENT EFFECTED UNDER THIS AGREEMENT IS DEEMED VOID OR IS NO LONGER IN FORCE OR EFFECT, THE RELEASE HEREIN CREATED SHALL NOT BE RESCINDED BUT SHALL REMAIN IN FULL FORCE AND EFFECT AND UNAFFECTED THEREBY. NOTHING HEREIN SHALL TRANSFER TO TRANSFEREE, NOR SHALL TRANSFEREE ACCEPT OR ASSUME, ANY SUCCESSOR DEVELOPER OBLIGATION, LIABILITY OR STATUS.
(b) BORROWER WARRANTS AND REPRESENTS TO LENDER THAT BORROWER HAS NOT SOLD, ASSIGNED, TRANSFERRED, CONVEYED OR OTHERWISE DISPOSED OF ANY CLAIMS WHICH ARE THE SUBJECT OF THIS SECTION. THE INCLUSION OF THIS PROVISION SHALL NOT BE DEEMED TO BE AN ADMISSION BY LENDER THAT ANY SUCH CLAIMS EXIST.
12. Indemnification. Borrower shall, at Borrower’s own expense, and does hereby agree to, protect, indemnify, reimburse, defend and hold harmless Lender and Transferee (if other than Lender) and their respective directors, officers, agents, employees, attorneys, successors and assigns from and against any and all liabilities (including strict liability), losses, suits, proceedings, settlements, judgments, orders, penalties, fines, liens, assessments, claims, demands, damages, injuries, obligations, costs, disbursements, expenses or fees, of any kind or nature (including attorneys’ fees and expenses paid or incurred in connection therewith) arising out of or by reason of the following: an incorrect legal description of the Property; any failure or breach of any of Borrower’s or Guarantor’s representations, warranties and covenants contained in this Agreement, the Conveyance Documents and all documents executed or delivered in connection therewith; claims for brokerage commissions or leasing commissions asserted by any party claiming by, through or under Borrower, Guarantor or Affiliates of any of them; claims asserted against the Property or against Lender or the Transferee (if other than Lender) in connection with the Property which arose prior to the date hereof including, without

18

limitation, any management fees or fees for other services provided in connection with the Property; any acts or omissions of Borrower or Guarantor or any other Person (during the time the Property was owned by Borrower) at, on or about the Property regarding the contamination of air, soil, surface waters or ground waters over, on or under Property; the presence, whether past or present, of any Hazardous Materials (as such term is defined in the Deed of Trust) on, in or under the Property; any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans involving the manufacture, processing, distribution, use, transport, handling, treatment, storage, disposal, cleanup, emission, discharge, seepage, spillage, leakage, release or threatened release of any Hazardous Material on, in, under or from the Property, in connection with Borrower’s operations on the Property, or otherwise; all of the foregoing regardless of whether within the control of Lender or the Transferee (if other than Lender), so long as any act, omission or occurrence that took place prior to the delivery of the Conveyance Documents and the complete dispossession of Borrower from the Property (the “Final Transfer Date”). Anything herein to the contrary notwithstanding, no liability shall arise from any act, omission or occurrence concerning Hazardous Material that occurs from and after the Final Transfer Date. This indemnification shall survive the execution and delivery of this Agreement and the Conveyance Documents and the expiration or other termination of this Agreement.
13. Default. Any default by Borrower in the performance of its obligations herein contained or contained in the Note Modification Agreement shall constitute an Event of Default under Section 13.01(o) of the Deed of Trust, and subject to the provisions thereof, shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents. An Event of Default shall exist if any representation or warranty made by Borrower or Guarantor in this Agreement or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall not have been true, accurate and complete as of the date the representation or warranty was made and has a Material Adverse Effect; provided, however, if the failure of any such representation or warranty to be true, accurate and complete is susceptible to cure, then Borrower shall have thirty (30) days after notice from Lender to cure the failure of such representation or warranty to be true, accurate and complete. The failure of Borrower to so cure the failure of such representation or warranty to be true, accurate and complete within said thirty (30) day period shall constitute an Uncured Event of Default.
14. Ratification and Confirmation.
(a) Borrower and Lender hereby expressly ratify and confirm (i) each of the Loan Documents, and (ii) all rights, assignments, liens, pledges, security interests, and obligations thereunder, including, without limitation, the assignments, liens, pledges and security interests of the Loan Documents. Notwithstanding the foregoing or any other provision hereof to the contrary, nothing in this Agreement is intended to be, and shall not be deemed or construed to be, a novation of the Note or the Loan Documents.
(b) This Agreement constitutes a Loan Document. The provisions of Section 18.32 of the Deed of Trust are incorporated by reference herein with the same effect as if they were set forth herein in their entirety but shall not be applicable to the obligations of Guarantor hereunder except to the extent set forth in Section 7(i) above.

19

(c) Borrower expressly acknowledges and agrees that the Loan remains outstanding and that Borrower continues to be fully bound by all of the terms and conditions of the Loan Documents as set forth herein and therein. Except as otherwise expressly set forth herein, nothing contained in this Agreement shall be deemed to be or effect (a) any waiver or release of any of the terms and conditions of the Note or any of the other Loan Documents or of any existing or future defaults or events of default thereunder, (b) an extension of time for the payment or performance of any obligation to be performed on the part of Borrower or any other obligor thereunder, or (c) any waiver or release of Lender’s rights to exercise any and all remedies with respect thereto, or the effectiveness of any notices of intention to accelerate, notices of acceleration, or acceleration given subsequent to the execution of the Modification Agreements.
15. Further Assurances. Borrower agrees to execute any instruments which, in the opinion of Lender, are necessary or desirable to perfect such deeds of trust, liens, security interests, assignments and encumbrances.
16. Lift of Bankruptcy Stay. In the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code (11 U.S.C. § 101, et seq.) by or against Borrower, in consideration for Lender’s agreements hereunder, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor shall assert, or request any other party to assert, that the automatic stay under 11 U.S.C. § 362 shall operate or be interpreted to stay, interdict, condition, reduce, prohibit, inhibit, or interfere with the ability of Lender to enforce any rights it has by virtue of this Agreement, or any other rights that Lender has, whether now or hereafter acquired, against Borrower or the Property. Further, in consideration for Lender’s agreements hereunder, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor shall seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Code to stay, interdict, condition, reduce, prohibit, inhibit, or interfere with the ability of Lender to enforce any rights it has by virtue of this Agreement or otherwise against Borrower or the Property. The waivers contained in this paragraph are knowingly and voluntarily made by Borrower, now and forever, and are a material inducement to Lender’s willingness to enter into this Agreement and Borrower and Guarantor acknowledge and agree that no ground exists for equitable relief which would bar, delay or impede the exercise by Lender of Lender’s rights and remedies against Borrower or the Property. In the event any property, any portion thereof or any interest therein (including, without limitation, the Property) of Borrower becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then, in consideration for Lender’s agreements hereunder, Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled, including, without limitation, under this Agreement or the Loan Documents, to obtain an order from the Bankruptcy Court or other court of competent jurisdiction granting immediate relief from the automatic stay pursuant to 11 U.S.C. § 362 permitting Lender to pursue its rights and remedies against Borrower or the Property as provided under this Agreement, the Loan Documents, and all other rights and remedies of Lender at law, in equity, or otherwise. In connection with such an order, in consideration for Lender’s agreements hereunder, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor, shall contend or allege, in any pleading, petition filed in any court proceeding, or otherwise, that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by Borrower or any of its Affiliates, including, without limitation, Guarantor (or any person claiming through such Person) to stay, condition, or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith, and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized under law, equity, or otherwise.

20

17. Conditions Precedent.
(a) In addition to those conditions described elsewhere in this Agreement, the following shall be conditions precedent to the effectiveness of this Agreement:
(i) Prior to or simultaneously with the execution of this Agreement, Borrower shall have executed, or caused to be executed, and delivered to Lender all documents required by Lender in connection with the modification of the Loan contemplated hereby, including without limitation, the Note Modification Agreement.
(ii) Prior to or simultaneously with the execution hereof, Borrower shall furnish, or cause to be furnished, to Lender, at the Borrower’s expense, a date down endorsement (the “Endorsement”) to the Title Policy, which Endorsement must show that the Title Policy is still in effect as to the Property and the lien of the Deed of Trust is unimpaired, notwithstanding this Agreement or the Note Modification Agreement and showing only such exceptions accepted by Original Lender and otherwise be satisfactory to Lender, and Lender’s counsel.
(iii) Prior to or simultaneously with the execution of this Agreement, Lender shall have received from legal counsel retained by Borrower and acceptable to Lender an opinion of counsel (the “Legal Opinion”) covering the following matters: (A) the due authorization of the Modification Agreements, the Escrow Agreement, the Conveyance Documents and any other documents executed in connection herewith in accordance with their respective terms (collectively, the “Modification Transaction Agreements”); (B) the validity and enforceability of the Modification Transaction Agreements (subject to such qualifications as shall be acceptable to Lender); (C) compliance with applicable usury laws of the State of California; (D) the due organization and valid legal existence of Borrower, any entity owning at least a 20% equity interest in the Borrower and the Guarantor; (E) the execution and delivery of the Modification Transaction Agreements will not impair the security for the Loan (including, but not limited to, the continued validity and enforceability of any guaranty given as security for the Loan); and (F) such other matters incident to the transaction contemplated herein as Lender may reasonably request.
(b) If for any reason any of the foregoing conditions precedent (or any other condition precedent set forth in this Agreement) fails to occur within the time period specified, all provisions of this Agreement, except for the release of the Lender Release Parties by the Borrower Release Parties contained in Section 11 of this Agreement, shall terminate and be of no further force or effect and the Loan shall remain payable as if this Agreement had never been executed. The foregoing conditions precedent are for the sole benefit of Lender and may be waived only by Lender by written agreement executed by Lender.

21

18. Usury Savings Clause. Section 18.16 of the Deed of Trust is hereby incorporated by reference in its entirety as if fully restated herein.
19. OFAC. In consideration of Lender’s agreements set forth herein, Borrower represents and warrants to Lender that neither Borrower nor to Borrower’s knowledge, any person owning an interest in Borrower (except that knowledge shall not require any investigation into ownership of publicly traded stock or other publicly traded securities), is a country, territory, individual or entity named on a list maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or is a Specially Designated National or Blocked Person under the programs administered by OFAC. If the foregoing representation and warranty shall at any time be or become untrue or incorrect during the term of the Loan, an Event of Default shall be deemed to have occurred.
20. No Waiver. Except as expressly provided herein, the execution of this Agreement by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any Event of Default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents. Lender reserves the right to declare any existing default or Event of Default which subsequently comes to the attention of Lender whether pertaining to a period prior to the Effective Date or on or after the Effective Date.
21. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
22. Governing Law.
(A) This Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any applicable law of the United States of America.
(B) Any legal suit, action or proceeding against Lender or Borrower arising out of or relating to this Agreement may at Lender’s option be instituted in any Federal or State Court in the City of Los Angeles, County of Los Angeles, and Borrower knowingly and voluntarily waives, now and forever, any objections which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Borrower does hereby designate and appoint CT Corporation System, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any Federal or State Court in Los Angeles, California, and agrees that service of process upon said agent at said address and written notice of said service mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding in the State of California. Borrower (i) shall give prompt notice to Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in Los Angeles, California (which substitute agent and office shall be designated as the person and address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in Los Angeles, California, or is dissolved without leaving a successor.

22

23. Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
24. Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by all of the Loan Parties.
25. Entire Agreement. This Agreement and the instruments, documents and Agreements referenced in this Agreement contain the entire Agreement between the parties hereto with respect to the modification of the Loan and fully supersede all prior agreements and understanding between the parties pertaining to such subject matter.
26. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.
27. Cumulative Rights. The rights of Lender under this Agreement and the other Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein or under any of the other Loan Document to the exclusion of any other provision herein or in any other Loan Document. Lender shall not be limited to the rights and remedies herein stated but shall be entitled to any and all rights and remedies afforded Lender herein, in the other Loan Documents and as otherwise now or hereafter afforded by law.
28. Surviving Obligations. Any and all of the obligations imposed upon Borrower and Guarantor in this Agreement that are to occur after the Conveyance Date shall survive (a) the release of the Conveyance Documents from Escrow, and (b) the delivery (if delivered) of that certain Partial Release by Lender to Borrower, Mondrian Pledgor LLC, a Delaware limited liability company, and 8440 LLC, a Delaware limited liability company, having an execution date the same as the Execution Date of this Agreement (the “Partial Release”), as more particularly described in and attached to the Escrow Agreement, and shall not be deemed in any way to merge into the Conveyance Deed or the Partial Release and shall survive the expiration or other termination of this Agreement. Any and all of the obligations imposed upon Borrower in this Agreement that are to occur after the entry of the Foreclosure Order shall survive the entry of the Foreclosure Order, shall not be deemed in any way to merge into the Foreclosure Order and shall survive the expiration or other termination of this Agreement.

23

29. Final Agreement. This Agreement represents the final agreement among the parties and may not be contradicted by the parties. There are no unwritten oral agreements among the parties.
30. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT AGREES THAT ANY SUIT, ACTION, OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR WHICH IN ANY WAY RELATES DIRECTLY OR INDIRECTLY TO THE OBLIGATIONS UNDER THIS AGREEMENT, THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY EVENT, TRANSACTION OR OCCURRENCE ARISING OUT OF OR IN ANY WAY CONNECTED THEREWITH, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT A JURY. EACH PARTY HEREBY EXPRESSLY KNOWINGLY AND VOLUNTARILY WAIVES, NOW AND FOREVER, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. THE BORROWER PARTIES ACKNOWLEDGE AND AGREE THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES HERETO AND THAT LENDER WOULD NOT AGREE TO THE AGREEMENTS SET FORTH HEREIN IF THIS WAIVER OF JURY TRIAL PROVISION WERE NOT A PART OF THIS AGREEMENT.
31. Relationship of Parties. Nothing contained in this Agreement or the other Loan Documents constitutes or shall be construed as the formation of a partnership, joint venture, tenancy-in-common, or any other form of co-ownership, between Lender and the Borrower Parties or any other person or entity or the creation of any confidential or fiduciary relationship of any kind between the Lender and the Borrower Parties or any other person or entity. The Borrower Parties acknowledge and agree that (a) Lender has at all times acted and shall at all times continue to be acting only as a lender to Borrower within the normal and usual scope of activities of a lender, and (b) Trustee has at all times acted and shall at all times continue to be acting only as a trustee to Lender within the normal and usual scope of activities of a trustee.
32. Severability. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.
33. Recitals. The “Recitals” set forth at the beginning of this Agreement are hereby acknowledged to be true and correct by the parties and are incorporated into this Agreement.

24

34. Conflicts. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Loan Documents shall continue in full force and effect. In the event of any conflicts or ambiguity between the terms, covenants and provisions of this Agreement and those of the other Loan Documents, the terms, covenants and provisions of this Agreement shall prevail.
35. Further Amendment. Except as modified by this Agreement, the Deed of Trust and each of the covenants, terms and conditions set forth therein are and shall remain in full force and effect and are hereby ratified, confirmed and approved. It is expressly understood and agreed that the Deed of Trust is only amended as set forth herein and any further amendment of the Deed of Trust, if the parties hereafter shall agree to same, shall be by written agreement between the parties hereto and any such agreement shall not be binding upon Lender unless same is fully executed and unconditionally delivered by Lender and Borrower.
36. Time is of the Essence. Time is of the essence with respect to the payment, performance and observance of each and every covenant, agreement, condition and obligation of Borrower under this Agreement and the other Loan Documents, subject to applicable notice and cure periods.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

25

IN WITNESS WHEREOF, the Lender and Borrower hereto have executed and delivered this Agreement to be effective as of the day and year first above written.

BORROWER:

MONDRIAN HOLDINGS LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski

Name: Richard Szymanski
Title: Chief Financial Officer

26

LENDER:
BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8
By and through CWCapital Asset Management LLC, solely in its capacity as Special Servicer for the Holder

By:	/s/ Kevin Thompson
	Name:	Kevin Thompson
	Title:	Vice President

The undersigned Guarantors and SPE Pledgors hereby (i) consent to the terms of the Modification Agreements and (ii) join in this Agreement for the sole purposes of agreeing to the obligations imposed on the undersigned Guarantors and SPE Pledgors in this Agreement, for which obligations Guarantor and SPE Pledgors shall be bound as if Guarantor and SPE Pledgors are a party to this Agreement.

MONDRIAN PLEDGOR LLC, a Delaware limited liability company, Guarantor and SPE Pledgor

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer

8440 LLC, a Delaware limited liability company, Guarantor and SPE Pledgor

By:	Mondrian Pledgor LLC, a Delaware limited liability company, its sole member

	By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

		By:	Morgans Group LLC, a Delaware limited liability company, its sole member

By: Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski

Name: Richard Szymanski
Title: Chief Financial Officer

The undersigned Guarantor hereby (i) consents to the terms of the Modification Agreements and (ii) joins in this Agreement for the sole purposes of agreeing to the obligations imposed on the undersigned Guarantor in this Agreement, for which obligations Guarantor shall be bound as if Guarantor is a party to this Agreement.
By: MORGANS GROUP LLC, a Delaware limited liability company
By: Morgans Hotel Group Co., a Delaware corporation, its managing member

By:	/s/ Richard Szymanski
	Name:	Richard Szymanski
	Title:	Chief Financial Officer

EXHIBIT A
LEGAL DESCRIPTION OF PROPERTY
Lot “A” of Tract 2527, in the city of West Hollywood, county of Los Angeles, state of California, as per map recorded in Book 34 Page 14 of Maps, in the office of the county recorder of said county.
EXCEPT therefrom that portion thereof lying Southerly of a line bearing North 89 degrees 54’ West from a point on the East line of said Lot, distant North 0 degrees 06’ East thereon 320 feet from the Southeast corner of said Lot.

EXHIBIT B
DEED OF TRUST
(incorporated by reference to Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2010)

EXHIBIT C
ESCROW AGREEMENT

ESCROW AGREEMENT
THIS ESCROW AGREEMENT (the “Agreement”) is made and entered into as of the 30th day of September, 2010 (the “Effective Date”), by and among CHICAGO TITLE COMPANY, a California corporation (the “Escrow Agent”), MONDRIAN HOLDINGS LLC, a Delaware limited liability company (“Borrower”), and BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8 (“Lender”).
RECITALS:
WHEREAS, Lender is the holder of (i) that certain Promissory Note A-1 in the amount of $60,250,000.00, dated as October 6, 2006, by Borrower in favor of Lender’s predecessor in interest, Wachovia Bank, National Association (“Original Lender”), as modified by the A-1 Note Modification Agreement dated as of the Effective Date (the “A-1 Note Modification Agreement”) between Borrower and Lender (as modified, “Note A-1”) and (ii) that certain Promissory Note A-2 dated as of October 6, 2006, between Borrower and Original Lender in the amount of $60,250,000.00, as modified by the A-2 Note Modification Agreement dated as of the Effective Date (the “A-2 Note Modification Agreement”) between Borrower and Lender (as modified, “Note A-2”, together with Note A-1 hereinafter collectively, the “Note”); and
WHEREAS, the Note is secured by that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of October 6, 2006, by Borrower in favor of First American Title Insurance Company, as Trustee for the benefit of the Original Lender (the “Trustee”), recorded in the Office of the County Recorder of the County of Los Angeles, State of California (the “Official Records”) on October 25, 2006, as Instrument No. 06-2368097 (the “Original Deed of Trust”), which Original Deed of Trust was agreed to and consented to by SPE Pledgors; and
WHEREAS, the Note was assigned by Original Lender to LaSalle Bank National Association, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 (“LaSalle”), and the beneficial interest in the Deed of Trust was assigned by Original Lender to LaSalle, as more particularly set forth in that certain Assignment recorded on December 31, 2007, in the Official Records as Instrument No. 20072857366; and
WHEREAS, by virtue of a merger, effective on October 17, 2008, Lasalle merged into Bank of America, National Association; and
WHEREAS, Lender has agreed to enter into (a) the A-1 Note Modification Agreement, (b) the A-2 Note Modification Agreement, and (c) that certain Restatement and Modification of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing by and between Borrower and Lender dated as of the Effective Date amending the Original Deed of Trust (the “Deed of Trust Modification Agreement,” and together with the Original Deed of Trust, the “Deed of Trust”), to be recorded in the Official Records, which A-1 Note Modification Agreement, A-2 Note Modification Agreement and Deed of Trust Modification Agreement have been agreed to and consented to by the Guarantors; and

WHEREAS, in accordance with the terms of the Deed of Trust Modification Agreement, Borrower has agreed to place the Conveyance Documents (as hereinafter defined) in escrow with Escrow Agent; and
WHEREAS, the parties hereto have agreed to enter into this Agreement pursuant to which the Conveyance Documents shall be held and released by Escrow Agent.
NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Recitals. The recitals set forth above are true and correct and are incorporated herein.
2. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Deed of Trust.
3. Conveyance Documents. Attached hereto are the following documents (collectively, the “Conveyance Documents”) fully executed and notarized, where necessary, by Borrower and Guarantor, as the case may be, which Conveyance Documents are to be held and released by Escrow Agent in accordance with the terms of this Agreement:
(a)	Grant Deed by Borrower attached hereto and made a part hereof as Exhibit A (the “Grant Deed”);

(b)	Bill of Sale by Borrower attached hereto and made a part hereof as Exhibit B (the “Bill of Sale”);

(c)	Assignment Agreement by Borrower attached hereto and made a part hereof as Exhibit C (the “Assignment Agreement”);

(d)	Release Agreement by Borrower and Guarantor in favor of Lender attached hereto and made a part hereof as Exhibit D (the “Release by Borrower Parties”);

(e)	Estoppel Affidavit by Borrower attached hereto and made a part hereof as Exhibit E (the “Estoppel”); and

(f)	Certification of Non-Foreign Status by Borrower attached hereto and made a part hereof as Exhibit F (the “Certification”).

4. Completion of Conveyance Documents; Payment of Deed in Lieu Expenses and Fees; Replacement Conveyance Documents.
(a)
In accordance with the terms of Section 6(a)(ii) of the Deed of Trust Modification Agreement, if an Uncured Event of Default occurs, and Lender elects to cause the Conveyance Documents to be released from escrow by providing written notice of such election to Escrow Agent (the “Release Notice”), Lender may elect to take title to the Property in its own name or in that of a Lender designee (for the purposes of this Agreement, the party that Lender elects to take title to the Property shall be the “Transferee”). The Release Notice shall provide Escrow Agent with the name of the Transferee. All of the parties hereto authorize Escrow Agent to, prior to releasing such Conveyance Documents from escrow, (i) insert the amount of the outstanding indebtedness on the face of the Grant Deed in an amount to be provided to Escrow Agent by Lender, (ii) insert the name of the Transferee, its entity type and state of formation in the Grant Deed, the Bill of Sale, the Assignment Agreement, the Estoppel and the Certification, and (iii) date all of the Conveyance Documents as of the date of the Release Notice.

(b)
Simultaneously with the delivery of the Release Notice to Escrow Agent, Lender shall provide a copy of such Release Notice to Borrower and shall instruct Borrower to immediately, but in no event later than three (3) Business Days after Borrower’s receipt of the Release Notice, deliver to Escrow Agent any and all title affidavits and other title clearing documents as Escrow Agent, in its capacity as a title agent, may reasonably require to issue the title policy in accordance with the requirements set forth in this Section 4(b) below (collectively, the “Title Affidavits”), and make payment to Escrow Agent of the following costs and expenses (collectively, the “Deed in Lieu Expenses and Fees”): (i) any documentary stamps and any and all other transfer taxes required to be affixed to or required to be paid in connection with the Grant Deed, together with the costs of recording the Grant Deed, obtaining a certified copy of the recorded Grant Deed and delivering such certified copy of the Grant Deed to Transferee; and (ii) the cost of updating title and the premium for an ALTA 2006 owner’s title policy to be obtained by Transferee in connection with recording the Grant Deed, which title policy Escrow Agent agrees to issue pursuant to and in accordance with the terms of the Chicago Title Company Commitment of Title Insurance issued under Order Number 106746729-X59, and which title policy shall be issued by Escrow Agent to Transferee at the time of the recording of the Grant Deed and shall, unless waived in whole or in part by Transferee, (A) be in the amount of the indebtedness evidenced by the Note which is outstanding on the date of the Release Notice (or such lesser amount as Lender shall accept), (B) omit all general exceptions set forth in such policy (other than matters which would be deleted by delivery of a current boundary survey to the title company), (C) include such reinsurance (with such reinsurers) as Transferee may require, together with direct access agreements with such reinsurers, and (D) be subject only to the exceptions to title accepted by Lender in connection with the Endorsement, as hereinafter defined in Section 16(a)(ii) below).

(i)
In addition to the foregoing, simultaneously with the delivery of the Title Affidavits to Escrow Agent, and provided that Lender shall have made the request in the Release Notice, Borrower and Guarantor shall deliver to Escrow Agent documents identical in form and content to the Conveyance Documents executed by Borrower and Guarantor, as the case may be, fully executed and notarized, as necessary, having an Execution Date, an Effective Date, and a date of notarization, all as applicable, dated after the date of the Release Notice (collectively, the “Replacement Conveyance Documents”). Escrow Agent shall within one (1) business day after receipt of the same, provide written notice to Lender of Escrow Agent’s receipt of such Replacement Conveyance Documents. If Borrower timely delivers such Replacement Documents to Escrow Agent, then thereafter (A) the original Conveyance Documents shall be returned by the Escrow Agent to Borrower within two (2) Business Days after Escrow Agent’s timely receipt of the Replacement Conveyance Documents, and (B) all references to the Conveyance Documents, shall mean and refer to the documents identified herein as the Replacement Conveyance Documents, whether individually or collectively, as the case may be.

(c)	Any funds received by Escrow Agent from Borrower shall be applied by Escrow Agent in the order set forth in Section 4(b)(i) through 4(b)(ii) above.

(d)
If Borrower fails to timely pay the Deed in Lieu Expenses and Fees, then Lender and/or Transferee (if other than Lender) may advance such sums to Escrow Agent, in which event Borrower shall reimburse Lender and/or Transferee (if other than Lender), as the case may be, for any and all of such sums so advanced within two (2) Business Days after written demand for reimbursement by Lender and/or Transferee (if other than Lender), as the case may be. Borrower and Guarantor shall be jointly and severally liable to Lender for the cost of the Deed in Lieu Expenses and Fees, together with interest thereon at the maximum lawful rate from the date the Lender or the Transferee (if other than Lender) advanced such Deed in Lieu Expenses and Fees until such Deed in Lieu Expenses and Fees, and all interest thereon, are paid in full (which obligation shall survive any termination or expiration of this Agreement).

(e)
The obligations of Borrower set forth in this Section 4 shall survive the release of the Conveyance Documents from escrow and the recording of the Grant Deed, shall not be deemed in any way to merge into the Grant Deed or any of the other Conveyance Documents, and shall survive the expiration or other termination of this Agreement.

(f)
If Borrower timely complies with all of the requirements of this Section 4, then within five (5) Business Days after the Borrower’s satisfaction of all of such requirements, Lender shall deliver to Borrower three (3) fully executed originals of the Partial Release Agreement by Lender attached hereto and made a part hereof as Exhibit G (the “Partial Release by Lender”).

5. Release of Conveyance Documents. Escrow Agent shall hold the Conveyance Documents until such time as either:
(a)
Escrow Agent receives a Notice (as hereinafter defined) from Lender that the Loan has been paid in full, in which event, within three (3) Business Days after receiving such Notice, Escrow Agent shall deliver the Conveyance Documents to Borrower; or

(b)	Escrow Agent receives the Release Notice, in which event Escrow Agent shall:
(i)
Deliver to Lender, within five (5) Business Days after receiving the Release Notice, a copy of the Grant Deed, the original Bill of Sale, the original Assignment Agreement, the original Release by Borrower Parties, a copy of the Estoppel, and the original Certification;

(ii)
Immediately upon receipt of the Deed in Lieu Expenses and Fees, but in no event later than two (2) Business Day after receipt of such Deed in Lieu Expenses and Fees, whether received from Lender or Borrower, record the Grant Deed in the Official Records, deliver to Lender a certified copy of the recorded Grant Deed and deliver to Borrower a copy of all documents provided to Lender pursuant to Section 5(b)(i) above; and

(iii)
If Escrow Agent does not receive the Deed in Lieu Expenses and Fees, the Title Affidavits and/or the Replacement Conveyance Documents, as applicable, from Borrower within said three (3) Business Day period, then Escrow Agent shall immediately notify Lender of the same (but in no event later than one (1) Business Day after Borrower has failed to timely make payment to Escrow Agent of the Deed in Lieu Expenses and Fees and/or deliver the Title Affidavits or Replacement Conveyance Documents, as applicable).

Upon the satisfaction of Escrow Agents obligations set forth in this Section 5, Escrow Agent shall be relieved of and from any and all further obligations arising under this Agreement other than as set forth in Section 8 below.
6. Escrow Agent’s Rights in the Event of a Dispute. In an event of a dispute between Lender, Borrower, any Guarantor and/or Escrow Agent regarding the release of the Conveyance Documents, the recording of the Grant Deed and/or any other provision of this Agreement governing the rights and obligations of the parties hereto, Escrow Agent, in the exercise of its sole but reasonable judgment, and only after providing seven (7) days’ advance written notice to both Borrower and Lender of Escrow Agent’s intention to do so, shall be entitled to (a) continue to hold all property held by it under the terms of this Agreement (including, without limitation, the Conveyance Documents, money and all other property in its hands) until it has received written instructions from Lender, Borrower and Guarantor regarding the disposition thereof, in which event, Escrow Agent shall promptly comply with such written instructions, or (b) tender unto the registry or custody of any court of competent jurisdiction all documents (including, without limitation, the Conveyance Documents), money and any other property in its hands held under the terms of this Agreement, together with such legal pleadings as it deems appropriate. In such an event, Escrow Agent shall provide Lender, Borrower and Guarantor with a copy of any and all documents and pleadings related thereto, and thereafter Escrow Agent shall be discharged of and from any and all further obligations arising hereunder. Escrow Agent shall be permitted to receive reasonable compensation for preparation of interpleading petitions, service upon the parties and filing the petition. Borrower and Guarantor shall be jointly, severally and solely responsible for the any and all sums due Escrow Agent related to the exercise by Escrow Agent of its rights set forth in this Section 6.
7. Indemnification of Escrow Agent. Borrower and Guarantor hereby agree to jointly and severally defend, indemnify, and hold Escrow Agent harmless from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable cost of investigation and attorneys fees and disbursements which may be imposed upon or incurred by Escrow Agent in connection with its serving as Escrow Agent hereunder. The terms of this Section 7 shall survive the release of the Conveyance Documents, the recording of the Grant Deed and the termination or expiration of this Agreement.
8. Further Assurances. Each of the parties hereto agrees that, without receiving further consideration, they will sign and deliver such documents and do anything else that is necessary in the future to make the provisions of this Agreement effective. The terms of this Section 8 shall survive the release of the Conveyance Documents, the recording of the Grant Deed and the termination or expiration of this Agreement.
9. Notices. Any notice, demand, statement, request or consent (each, a “Notice”) made hereunder shall be in writing and delivered personally or sent to the party to whom the Notice is being made by overnight delivery for morning delivery on the next Business Day by FedEx or other nationally recognized overnight delivery service, as follows and shall be deemed given when delivered personally or one (1) Business Day after being deposited with FedEx or such other nationally recognized delivery service in compliance with the foregoing requirements:

If to Lender:
Bank of America, National Association, as Trustee
for the Benefit of the Holders of Wachovia Bank
Commercial Mortgage Trust, Commercial Mortgage
Pass-Through Certificates, Series 2007 — Whale 8
540 West Madison Street
Mail Code IL4-540-18-04
Chicago, Illinois 60661
With a copy to:
CWCapital Asset Management LLC
701 13th Street NW, #1000
Washington, DC 20005
Attn: Mr. Kevin Thompson
With a copy to:
Nixon Peabody LLP
437 Madison Avenue
New York, NY 10022
Attn: Arthur J. Rosner, Esq. and
Andrew Glincher, P.C., Esq.
If to Trustee:
First American Title Insurance Company
520 North Central Avenue
Glendale, California 91203
If to Escrow Agent:
Chicago Title Company
455 Market Street, Suite 2100
San Francisco, CA 94105
Attn: Tyson Miklebost
If to Borrower:
Mondrian Holdings LLC
c/o Morgans Hotel Group
475 Tenth Avenue
New York, New York 10018
Attn: General Counsel

With a copy to:
Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attn: Bruce Gilchrist, Esq.
If to Morgans:
Morgans Group LLC
c/o Morgans Hotel Group
475 Tenth Avenue
New York, New York 10018
Attn: General Counsel
With a copy to:
Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attn: Bruce Gilchrist, Esq.

If to Mondrian Pledgor:
Mondrian Pledgor LLC
c/o Morgans Hotel Group
475 Tenth Avenue
New York, New York 10018
Attn: General Counsel
With a copy to:
Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attn: Bruce Gilchrist, Esq.
If to 8440
8840 LLC
c/o Morgans Hotel Group
475 Tenth Avenue
New York, New York 10018
With a copy to:
Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attn: Bruce Gilchrist, Esq.
Any party hereto may change its address for delivery of such Notices by providing the other parties to this Agreement with Notice of such change of address, which Notice of such change of address shall be effective upon receipt and only if actually received by the party to whom the Notice is sent.
10. Escrow Agent’s Expenses. Borrower and Guarantor shall be solely, jointly and severally liable to Escrow Agent for all costs and expenses incurred by Escrow Agent in carrying out the obligations and exercising its rights set forth in this Agreement. Escrow Agent shall not look to any other party for reimbursement of, or liability for, such costs and expenses. In this connection, Escrow Agent has obtained whatever assurances Escrow Agent deems necessary from the appropriate parties to firmly bind Escrow Agent to fully and completely carry out its rights and obligations set forth in this Agreement.
11. Governing Law. This Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any applicable law of the United States of America.

12. Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
13. Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by all of the parties hereto and Guarantor.
14. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors, assigns and designees.
15. Time is of the Essence. Time is of the essence with respect to the payment, performance and observance of each and every covenant, agreement, condition and obligation of Borrower under this Agreement and the other Loan Documents, subject to applicable notice and cure periods.
16. Severability. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement, and the application of such provision to persons or entities or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.
17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.
18. Entire Agreement. This Agreement, the documents attached hereto as Exhibits and the instruments, documents and agreements referenced in this Agreement contain the entire agreement between the parties hereto with respect to holding and releasing the Conveyance Documents and shall supersede all prior and contemporaneous agreements and understanding between the parties pertaining to such subject matter.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed under seal as of the day and year first above written.
LENDER:
BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8
By and through CWCapital Asset Management LLC, solely in its capacity as Special Servicer for the Holder

By:	/s/ Kevin Thompson
	Name:	Kevin Thompson
	Title:	Vice President

ESCROW AGENT: CHICAGO TITLE COMPANY, a California corporation
By:	/s/ Terina Kung
	Name:	Terina Kung
	Title:	Escrow Officer

BORROWER:

MONDRIAN HOLDINGS LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer
The undersigned Guarantor hereby (i) consents to the terms of the Modification Agreements and (ii) joins in this Agreement for the sole purposes of agreeing to the obligations imposed on the undersigned Guarantor in this Agreement, for which obligations Guarantor shall be bound as if Guarantor was a party hereto.

MORGANS:

MORGANS GROUP LLC, a Delaware limited liability company

By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

	By:	/s/ Richard Szymanski Name: Richard Szymanski
Title: Chief Financial Officer

The undersigned Guarantors and SPE Pledgors hereby (i) consent to the terms of this Agreements and (ii) join in this Agreement for the sole purposes of agreeing to the obligations imposed on the undersigned Guarantors and SPE Pledgors in this Agreement, for which obligations Guarantors and SPE Pledgors shall be bound as if Guarantors and SPE Pledgors are parties hereto.

MONDRIAN PLEDGOR:

MONDRIAN PLEDGOR LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer

8440:

8440 LLC, a Delaware limited liability company

By:	Mondrian Pledgor LLC, a Delaware limited liability company, its sole member

	By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

		By:	Morgans Group LLC, a Delaware limited liability company, its sole member

			By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

				By:	/s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer

EXHIBIT A
GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Nixon Peabody LLP
437 Madison Avenue
New York, New York 10022
Attn: Arthur J. Rosner, Esq.
MAIL TAX STATEMENTS TO:
Bank of America, National Association, as Trustee for
the Benefit of the Holders of Wachovia Bank
Commercial Mortgage Trust, Commercial
Mortgage Pass-through Certificates,
Series 2007-Whale 8
540 West Madison Street
Mail Code IL4-540-18-04
Chicago, Illinois 60661

SPACE ABOVE FOR RECORDER’S USE
APN: 5555-002-147
GRANT DEED
The undersigned grantor declares that no Documentary Transfer Tax is due under Rev. & Tax. Code §11926 on the grounds that the transfer herein was made in lieu of foreclosure and the consideration therefor does not exceed Grantor’s outstanding indebtedness of $_______. See Separate Tax Declaration.
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MONDRIAN HOLDINGS LLC, a Delaware limited liability company (“Grantor”), hereby GRANTS to                                                               , a                                           (“Grantee”), the following described real property in the County of Los Angeles, State of California, as described in Exhibit “A” attached hereto and incorporated herein by this reference, together with the tenements, easements, rights-of-way, and appurtenances belonging or in any way appurtenant to the same, and all improvements and fixtures thereon (collectively, the “Property”).
This deed is an absolute conveyance, the Grantor having sold the above-described Property to the Grantee for a fair and adequate consideration, such consideration being the agreement of Lender (as such term is defined in Exhibit B) to not foreclose on the Deed of Trust (as such term is defined in Exhibit B).

1

The Property is hereby conveyed by Grantor to Grantee subject to the loan documents described on Exhibit “B” attached hereto and incorporated herein by this reference (the “Loan Documents”). Grantor and Grantee acknowledge and agree that (i) the beneficial interest of Beneficiary in the Property pursuant to the Deed of Trust shall not be extinguished by the execution and delivery of this Grant Deed; (ii)shall enjoy the same validity and priority that they now enjoy; and (iii) shall not merge or be merged into the fee interest of Grantee in the Property pursuant to this Grant Deed, and that such interests shall be and remain at all times separate and distinct.
[Signature Page Follows]

2

GRANTOR:

Dated:	MONDRIAN HOLDINGS, LLC,
_______________, 20____	a Delaware limited liability company

	By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

		By:	Morgans Group LLC, a Delaware limited liability company, its sole member

			By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:

1

EXHIBIT A
LEGAL DESCRIPTION OF PROPERTY
All the following described real property, located in the County of Los Angeles, State of California, being more particularly described as follows:
Lot “A” of Tract 2527, in the city of West Hollywood, county of Los Angeles, state of California, as per map recorded in Book 34 Page 14 of Maps, in the office of the county recorder of said county.
EXCEPT therefrom that portion thereof lying Southerly of a line bearing North 89 degrees 54’ West from a point on the East line of said Lot, distant North 0 degrees 06’ East thereon 320 feet from the Southeast corner of said Lot.
APN: 5555-002-147
END DESCRIPTION

2

EXHIBIT B
LOAN DOCUMENTS
1.
Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of October 6, 2006, by Grantor to First American Title Insurance Company, in its capacity as trustee for the Wachovia Bank, National Association (the “Original Lender”), as recorded in the Office of the County Recorder of the County of Los Angeles, State of California (the “Office”) on October 25, 2006, as Instrument No. 06-2368097, as assigned by the Original Lender to LaSalle Bank National Association, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 (“LaSalle”), by that certain Assignment of Deed of Trust Security Agreement, Assignment of Rents and Fixture Filing and Assignment of Leases and Rents recorded on December 31, 2007, in the Office as Instrument No. 20072857366 (the “LaSalle Assignment”), and as amended by that certain Restatement and Modification of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of the date of this Grant Deed by Grantor and BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8, (the “Lender”), to be recorded in the Office prior to the recording of this Grant Deed, together with the obligations secured thereby.

2.
Assignment of Leases and Rents and Security Deposits by Grantor, in favor of Original Lender, dated as of October 6, 2006, and recorded in the Office on October 25, 2006, as Instrument No. 06-2368098, as assigned to LaSalle by the LaSalle Assignment, and as amended and restated by that certain Amended and Restated Assignment of Leases and Rents and Security Deposits by and between Grantor and Lender, to be recorded in the Office prior to the recording of this Grant Deed.

3.	UCC-1 Financing Statement by Grantor, as Debtor, and Lender, as Secured Party, to be recorded in the Office prior to the recording of this Grant Deed.
NOTE: BANK OF AMERICA NATIONAL ASSOCIATION IS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, BY VIRTUE OF A MERGER EFFECTIVE AS OF OCTOBER 17, 2008.

3

STATE OF NEW YORK          )
) §
COUNTY OF NEW YORK     )
On                                           , 20_______, before me,                                                               , a Notary Public, personally appeared                                            who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct
WITNESS my hand and official seal.

Signature of Notary
(Affix seal here)

4

EXHIBIT B
BILL OF SALE

BILL OF SALE
MONDRIAN HOLDINGS LLC, a Delaware limited liability company (the “Assignor”), in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby quitclaim unto                                                                , a                                           (the “Assignee”), all of Assignor’s right, title and interest in and to all of the furniture, furnishings, fixtures, equipment and other tangible personal property described in Exhibit A attached hereto and made a part hereof (collectively, the “Personal Property”) that is now affixed to and/or located at the real property described in Exhibit B attached hereto and made a part hereof (the “Real Property”).
TO HAVE AND TO HOLD the Personal Property unto Assignee and Assignee’s heirs, legal representatives, successors and assigns forever.
ASSIGNOR REPRESENTS AND WARRANTS TO ASSIGNEE THAT:
(i)	ASSIGNOR IS THE OWNER OF THE PERSONAL PROPERTY;

(ii)
OTHER THAN FOR ANY LIEN IN FAVOR OF BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8 (THE “LENDER”), THE PERSONAL PROPERTY IS FREE AND CLEAR OF ANY AND ALL LIENS, LEASES AND ANY AND ALL OTHER ENCUMBRANCES OR INTERESTS IN FAVOR OF ANY THIRD PARTY; AND

(iii)
AS TO THE PHYSICAL CONDITION OF THE PERSONAL PROPERTY, THE PERSONAL PROPERTY IS BEING QUITCLAIMED “AS IS”, “WHERE IS”, AND “WITH ALL FAULTS” AS OF THE EFFECTIVE DATE OF THIS BILL OF SALE, WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE MERCHANTABILITY OR ANY OTHER WARRANTY AS TO ITS PHYSICAL CONDITION, EXPRESS OR IMPLIED.

Assignor hereby agrees to indemnify, defend and hold harmless Assignee and Assignee’s affiliates and their respective past and present nominees, designees, parents, subsidiaries, affiliates, master servicers and special servicers, and all of their respective officers, directors, shareholders, members, partners, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (collectively, the “Indemnified Parties”) from and against all claims, suits, obligations, liabilities, damages, losses, costs, and expenses, including without limitation, reasonable attorneys’ fees and disbursements (with counsel reasonably acceptable to the Indemnified Parties), arising out of or relating to any of the Personal Property, and arising or occurring prior to the Effective Date.

Assignor agrees that, without receiving further consideration, Assignor will sign and deliver such documents and do anything else that is necessary in the future to make the provisions of this Bill of Sale effective and complete.
[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, Assignor has signed and delivered this Bill of Sale effective as of the                                          day of                                                                , 20_______ (the “Effective Date”).

ASSIGNOR:

MONDRIAN HOLDINGS LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:

3

EXHIBIT A
Description of the Personal Property
All machinery, equipment, systems, fittings, apparatus, appliances, furniture, furnishings, tools, fixtures, Inventory (as defined in the Uniform Commercial Code as in effect from time to time in the State of California) and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor (including, but not limited to, all plumbing, lighting and elevator fixtures, office furniture, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, wall coverings, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, flatware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, telephone systems, computerized accounting systems, engineering equipment, vehicles, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, theft prevention equipment, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment and other property of every kind and nature whatsoever owned by Assignor, or in which Assignor has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Real Property or the improvements located thereon, or appurtenant thereto, and all building equipment, materials and supplies of any nature whatsoever owned by Assignor, or in which Assignor has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Real Property or the improvements or appurtenant thereto, together with all proceeds, products, substitutions and accessions (including claims and demands therefor) of each of the foregoing.

EXHIBIT B
Description of the Real Property
Mondrian Real Property Legal Description
Lot “A” of Tract 2527, in the city of West Hollywood, county of Los Angeles, state of California, as per map recorded in Book 34 Page 14 of Maps, in the office of the county recorder of said county.
EXCEPT therefrom that portion thereof lying Southerly of a line bearing North 89 degrees 54’ West from a point on the East line of said Lot, distant North 0 degrees 06’ East thereon 320 feet from the Southeast corner of said Lot.

EXHIBIT C
ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT
THIS ASSIGNMENT AGREEMENT (the “Assignment”), is made and entered into as of the _______ day of                                                                , 20_______ (the “Effective Date”), by MONDRIAN HOLDINGS LLC, a Delaware limited liability company (the “Assignor”), in favor of                                                                , a                                           (the “Assignee”).
RECITALS:
WHEREAS, by that certain Grant Deed by Assignor to Assignee, dated as of the Effective Date, Assignor is conveying to Assignee that certain real property described on Exhibit A attached hereto and made a part hereof (the “Real Property”); and
WHEREAS, by that certain Bill of Sale by Assignor to Assignee, dated as of the Effective Date, (the “Bill of Sale”), Assignor is conveying certain personal property, as more particularly set forth therein (the “Personal Property”); and
WHEREAS, Assignor is the owner of the property described on Exhibit B attached hereto and made a part hereof (collectively, the “Assigned Property”), which Assigned Property Assignor collaterally assigned to WACHOVIA BANK, NATIONAL ASSOCIATION, pursuant to that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of October 6, 2006, recorded in the Office of the County Recorder of the County of Los Angeles, State of California (the “Office”), on October 25, 2006, as Instrument No. 06-2368097, as assigned by Wachovia Bank, National Association, to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8 (the “Lender”); and
WHEREAS, by virtue of a merger effective as of October 17, 2008, Bank of America, National Association, is successor by merger to LaSalle Bank National Association; and
WHEREAS, by that certain Restatement and Modification of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing by and between Assignor and Lender, dated effective as of July 11, 2010 (said deed of trust, as assigned and as modified, collectively, the “Deed of Trust”); and
WHEREAS, Assignor desires to assign and convey unto Assignee all of Assignor’s right, title and interest in and to the Assigned Property in accordance with the terms of this Assignment.

1

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:
1.	The recitals set forth above are true and correct and are incorporated herein.

2.	All capitalized terms set forth in this Assignment, including, but not limited to, Exhibit A and Exhibit B attached hereto, shall have the meaning ascribed to such terms in the Deed of Trust.

3.	Assignor does hereby assign and convey unto Assignee all of Assignor’s right, title and interest in and to the Assigned Property, to the extent the same are transferable by Assignor.

4.
Assignor represents and warrants to Assignee that Assignor owns the Assigned Property free and clear of and from any and all security interests other than the security interests running in favor of Lender arising out of the Loan Documents.

5.
Assignor hereby agrees to defend, indemnify, and hold harmless Assignee, Assignee’s affiliates and their respective past and present nominees, designees, parents, subsidiaries, affiliates, and all of their respective officers, directors, shareholders, members, partners, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns (collectively, the “Indemnified Parties”) from and against any and all claims, suits, obligations, liabilities, damages, losses, costs, and expenses, including without limitation, reasonable attorneys’ fees and disbursements (with counsel reasonably acceptable to the Indemnified Parties) in any way related to all or any of the Assigned Property, arising or occurring prior to the Effective Date.

6.	Notwithstanding the foregoing, Assignee shall not be liable for any of the duties or obligations of Assignor.

7.
Assignor agrees that, without receiving further consideration, Assignor will sign and deliver such documents and do anything else that is necessary in the future to make the provisions of this Assignment effective and complete.

8.
This Assignment shall be (a) binding upon Assignor, and inure to the benefit of Assignee, and Assignee’s heirs, legal representatives, successors and assigns, and (b) construed in accordance with the laws of the jurisdiction in which the Real Property is located, without regard to the application of choice of law principles, except to the extent such laws are superseded by federal law.

[Intentionally Left Blank]

2

IN WITNESS WHEREOF, this Assignment has been signed and delivered by the Assignor and shall be effective as of the Effective Date.

MONDRIAN HOLDINGS LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:

3

EXHIBIT A
REAL PROPERTY DESCRIPTION
Mondrian Real Property Legal Description
Lot “A” of Tract 2527, in the city of West Hollywood, county of Los Angeles, state of California, as per map recorded in Book 34 Page 14 of Maps, in the office of the county recorder of said county.
EXCEPT therefrom that portion thereof lying Southerly of a line bearing North 89 degrees 54’ West from a point on the East line of said Lot, distant North 0 degrees 06’ East thereon 320 feet from the Southeast corner of said Lot.

4

EXHIBIT B
ASSIGNED PROPERTY DESCRIPTION
Excluding (i) the Real Property and Improvements conveyed to Assignee pursuant to the Grant of Deed, and (ii) any of the Property conveyed to Assignee pursuant to the Bill of Sale, any and all Property collaterally assigned to Lender pursuant to the Loan Documents, including, but not limited to, the following:
1.	Any and all contracts, leases and agreements of any kind for the management, repair or operation of the Property in effect as of the date of this Agreement (collectively, “Contracts”);

2.
Any and all licenses, permits, authorizations, certificates of occupancy and other approvals that are in effect as of the date of this Agreement and necessary for the current use and operation of the Property (collectively, “Permits”);

3.
Any and all warranties, telephone exchange numbers, architectural or engineering plans and specifications, and development rights that exist as of the date of this Agreement and relate to the Property (collectively, the “General Intangibles”);

4.	The goodwill associated with the Real Property and the business operated thereon;

5.
All awards or payments, including interest thereon, which may hereafter be made with respect to the Premises, the Improvements, the Fixtures, or the Equipment, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements or the Equipment or refunds with respect to the payment of property taxes and assessments, and all other, proceeds of the conversion, voluntary or involuntary, of the Premises, Improvements, Equipment, Fixtures or any other Property or part thereof into cash or liquidated claims;

6.
All leases, tenancies, franchises, licenses and permits, Property Agreements and other agreements affecting the use, enjoyment or occupancy of the Premises, the Improvements, the Fixtures, or the Equipment or any portion thereof now or hereafter entered into, whether before or after the fling by or against Assignor of any petition for relief under the Bankruptcy Code and all reciprocal easement agreements, license agreements and other agreements with Pad Owners (hereinafter collectively referred to as the “Leases”), together with all receivables, revenues, rentals, credit card receipts, receipts and all payments received which relate to the rental, lease, franchise and use of space at the Premises or which relate to the Food and Beverage Lessee/Operators (it being acknowledged by Lender that the security interest granted hereunder in receivables, revenues, rentals, credit card receipts, receipts and all payments received which relate to the Food and Beverage Lessee/Operators shall not attach to interests of third-party joint venture partners of Assignor which are not Affiliates of Assignor) and rental and use of guest rooms or meeting rooms or banquet rooms or recreational facilities or bars, beverage or food sales, vending machines, mini-bars, room service, telephone, video and television systems, electric mail, internet connections, guest laundry, bars, the provision or sale of other goods and services, and all other payments received from guests or visitors of the Premises, and other items of revenue, receipts or income as identified in the Uniform System of Accounts (as hereinafter defined), all cash or security deposits, lease termination payments, advance rentals and payments of similar nature and guarantees or other security held by, or issued in favor of, Assignor in connection therewith to the extent of Assignor’s right or interest therein and all remainders, reversions and other rights and estates appurtenant thereto, and all base, fixed, percentage or additional rents, and other rents, oil and gas or other mineral royalties, and bonuses, issues, profits and rebates and refunds or other payments made by any Governmental Authority from or relating to the Premises, the Improvements, the Fixtures or the Equipment plus all rents, common area charges and other payments now existing or hereafter arising, whether paid or accruing before or after the filing by or against Assignor of any petition for relief under the Bankruptcy Code (the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

5

7.
All proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements, the Fixtures, the Rents or the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, the Improvements, the Fixtures or the Equipment and all refunds or rebates of Impositions, and interest paid or payable with respect thereto;

8.
All deposit accounts, securities accounts, funds or other accounts maintained or deposited with Lender, or its assigns, in connection herewith, including, without limitation, the Security Deposit Account (to the extent permitted by law), the Engineering Escrow Account, the Central Account, the Sub-Accounts and the Escrow Accounts and all monies and investments deposited or to be deposited in such accounts;

9.
All accounts receivable, contract rights, franchises, interests, estate or other claims, both at law and in equity, now existing or hereafter arising, and relating to the Premises, the Improvements, the Fixtures or the Equipment, not included in Rents, including, without limitation that certain ISDA Master Agreement, dated as of                                           , 2010, between Assignor and SMBC Derivatives Products Limited, as Counterparty, as supplemented by the Schedule and the Confirmation relating thereto (as may be amended from time to time) between such parties dated as of the same date;

10.
All now existing or hereafter arising claims against any Person with respect to any damage to the Premises, the Improvements, the Fixtures or the Equipment, including, without limitation, damage arising from any defect in or with respect to the design or construction of the Improvements, the Fixtures or the Equipment and any damage resulting therefrom;

6

11.
All deposits or other security or advance payments, including rental payments now or hereafter made by or on behalf of Assignor to others, with respect to (i) insurance policies, (ii) utility services, (iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) parking or similar services or rights and (vi) rental of Equipment, if any, relating to or otherwise used in the operation of the Premises, the Improvements, the Fixtures or the Equipment;

12.
All intangible property now or hereafter relating to the Premises, the Improvements, the Fixtures or the Equipment or its operation, including, without limitation, software, letter of credit rights, trade names, trademarks (including, without limitation, any licenses of or agreements to license trade names or trademarks now or hereafter entered into by Assignor), logos, building names and goodwill;

13.
All now existing or hereafter arising advertising material, guaranties, warranties, building permits, other permits, licenses, plans and specifications, shop and working drawings, soil tests, appraisals and other documents, materials and/or personal property of any kind now or hereafter existing in or relating to the Premises, the Improvements, the Fixtures, and the Equipment;

14.
All now existing or hereafter arising drawings, designs, plans and specifications prepared by architects, engineers, interior designers, landscape designers and any other consultants or professionals for the design, development, construction, repair and/or improvement of the Property, as amended from time to time;

15.
The right, in the name of and on behalf of Assignor, to appear in and defend any now existing or hereafter arising action or proceeding brought with respect to the Premises, the Improvements, the Fixtures or the Equipment and to commence any action or proceeding to protect the interest of Lender in the Premises, the Improvements, the Fixtures or the Equipment;

16.
All accounts, chattel paper, deposit accounts, fixtures,- general intangibles, goods, instruments and securities accounts (each as defined in the Uniform Commercial Code as in effect from time to time in the State of California (the “UCC Collateral”); and

17.	All proceeds, products, substitutions and accessions (including claims and demands therefor) of each of the foregoing.

7

EXHIBIT D
RELEASE BY BORROWER PARTIES

PARTIAL RELEASE AGREEMENT
PARTIAL RELEASE OF BORROWER AND GUARANTOR
THIS PARTIAL RELEASE AGREEMENT (this “Release”) is executed as of the  _____  day of September, 2010 (the “Execution Date”), but effective for all purposes as of the  _____  day of                                         , 20_____  (the “Effective Date”), by BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8 (the “Lender”), having an address at 540 West Madison Street, Mail Code IL4-540-18-04, Chicago, Illinois 60661, in favor of MONDRIAN HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), MONDRIAN PLEDGOR LLC, a Delaware limited liability company (the “Mondrian Pledgor”), and 8440 LLC, a Delaware limited liability company (“8440”, and together with Mondrian Pledgor, the “Guarantor”), each of the foregoing having an address at c/o Morgans Hotel Group, 475 Tenth Avenue, New York, New York 10018.
RECITALS:
WHEREAS, Lender is the holder of (i) that certain Promissory Note A-1 in the amount of $60,250,000.00, dated as October 6, 2006, by Borrower in favor of Lender’s predecessor in interest, Wachovia Bank, National Association (“Original Lender”), as modified by the A-1 Note Modification Agreement dated as of the Execution Date (the “A-1 Note Modification Agreement”) between Borrower and Lender (as modified, “Note A-1”) and (ii) that certain Promissory Note A-2 dated as of October 6, 2006, between Borrower and Original Lender, in the amount of $60,250,000.00, as modified by the A-2 Note Modification Agreement dated as of the Execution Date (the “A-2 Note Modification Agreement”) between Borrower and Lender (as modified, “Note A-2”, together with Note A-1 hereinafter collectively, the “Note”); and
WHEREAS, the Note is secured by (i) that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of October 6, 2006, by Borrower in favor of First American Title Insurance Company, as Trustee for the benefit of the Original Lender, recorded in the Official Records of the Office of the County Recorder of the County of Los Angeles, State of California (the “Official Records”), on October 25, 2006, as Instrument No. 06-2368097 (the “Original Deed of Trust”), which Original Deed of Trust was agreed to and consented to by Mondrian Pledgor and 8440; and
WHEREAS, (i) the Note was assigned by Original Lender to LaSalle Bank National Association, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 (“LaSalle”), and (ii) the beneficial interest in the Deed of Trust was assigned by Original Lender to LaSalle, as more particularly set forth in that certain Assignment of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing and Assignment of Assignment of Leases and Rents effective as of June 27, 2007, by Original Lender in favor of LaSalle, recorded in the Official Records on December 31, 2007, as Instrument No. 20072857366; and
WHEREAS, Lender has agreed to enter into (a) the A-1 Note Modification Agreement, (b) the A-2 Note Modification Agreement, and (c) that certain Restatement and Modification of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing by and between Borrower and Lender dated as of the Effective Date amending the Original Deed of Trust (the “Deed of Trust Modification Agreement,” and together with the Original Deed of Trust, the “Deed of Trust”), to be recorded in the Official Records, which A-1 Note Modification Agreement, A-2 Note Modification Agreement and Deed of Trust Modification Agreement have been agreed to and consented to by Mondrian Pledgor and 8440; and

WHEREAS, as of the Effective Date, Borrower is in default under the terms of the Note and Deed of Trust; and
WHEREAS, by virtue of Borrower being in default under the Note and Deed of Trust, Borrower, Lender and Guarantor have agreed to enter into a deed in lieu of foreclosure transaction (the “Deed in Lieu Transaction”) to convey the Property (as defined in the Deed of Trust) in lieu of Lender filing a foreclosure action or pursuing other remedies available to Lender; and
WHEREAS, effective as of the Effective Date, Borrower has delivered to Lender a Grant Deed conveying fee simple title to the Real Property (as defined in the Deed of Trust) to a designee of Lender as part of the Deed in Lieu Transaction (the “Grant Deed”); and
WHEREAS, as part of said Deed in Lieu Transaction, Lender has agreed to release the Released Parties (as hereinafter defined) from certain claims and other liabilities, as more particularly set forth herein.
NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.	The recital set forth above are true and correct and are incorporated herein.

2.	All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Deed of Trust. For the purposes of this Release:
a.
The term “Claims” shall mean, collectively, all debts, sums of money, claims, rights, suits, demands, injuries, damages, compensation, actions or causes of action, whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, in law, admiralty or equity which a party or its successors and assigns, heirs, personal representatives and distributees ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the Effective Date of this Release, arising out of, or in any way connected with or related to the Loan, the Property and/or the Loan Documents, except for any and all obligations of Borrower or Guarantor under the Loan Documents which are intended to survive the satisfaction of the Loan or any other termination of the Loan including, but not limited to such surviving obligations as set forth in (a) Sections 3.03(b), 12.01, 16.02, and 18.39(j)(ii) of the Original Deed of Trust, (b) the exclusions from the exculpation of Borrower liability set forth in Section 18.32 of the Original Deed of Trust, (c) that certain Payment Guaranty by Guarantor in favor of Original Lender dated as of the 6th day of October, 2006, as amended by that certain Confirmation of and Amendment to Payment Guaranty by and between Guarantor and Lender having an effective date the same date as the Execution Date of this Agreement, and (d) Section 6(a)(ii), Sections 6(b) through 6(f), inclusive, and Sections 8, 11, 15 and 27 of the Deed of Trust Modification Agreement (hereinafter collectively, the “Excluded Claims”). For avoidance of doubt, in no event shall anything in this Release be a release of, or be deemed or otherwise construed in any way to be a release of, any and all obligations contained in that certain Guaranty by Morgans Group LLC, a Delaware limited liability company (“Morgans”), in favor of the Original Lender, dated as of the 6th day of October, 2006, as amended by that certain Confirmation of and Amendment to Guaranty by and between Morgans and Lender having an effective date the same day as the Effective Date of this Agreement.

3.
Lender, its loan participants, and its respective partners, principals, officers, directors, managers, members, shareholders, employees, agents, representatives, attorneys, consultants, contractors, predecessors, successors, assigns, heirs, personal representatives, designees, transferees and distributees (collectively, the “Lender Parties”) hereby release and discharge Borrower, and Guarantor, their present and former members, managers, partners, employees, agents, trustees, beneficiaries, successors, assigns and representatives (collectively, the “Released Parties”) from any and all Lender’s Claims. Lender Parties expressly reserve their rights to the Excluded Claims.

4.
By acceptance of this Release, Borrower and Guarantor confirm and ratify the Excluded Claims and specifically agree that the Excluded Claims shall survive the delivery of the Grant Deed by Borrower to Transferee (as defined in Section 5 below) and the delivery of this Release by Lender to Borrower and Guarantor, and that Lender reserves the right to sue (including, without limitation, the right to counterclaim against) and obtain and satisfy a judgment against Borrower and Guarantor to the full extent of any such Excluded Claims.

5.
Notwithstanding anything herein to the contrary, if a claim is made upon the Lender, or any of the Lender Parties or any subsequent transferee from any of the Lender Parties (collectively the “Transferee”), for repayment or recovery of any amount(s) or property or its equivalent received by Transferee pursuant to the Deed in Lieu Transaction and, if, resulting from such claim, the Transferee pays all or part of said amount or redelivers property or its equivalent to the Released Parties or anyone authorized by law to act on behalf of the Released Parties by reason of: (a) any judgment, decree or order of any court or administrative body, or (b) any settlement or compromise of any such claim effected by the Transferee, then, in any such event, the Released Parties agree that any such judgment, decree, order, settlement or compromise shall be binding upon them, and they shall be and remain liable to the Transferee for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Transferee. The provisions of this Section 5 shall survive and continue in effect, notwithstanding any payment of any or all of the amounts, or the transfer or release of any property pursuant to this Release. The Transferee shall give Borrower and Guarantor notice of any such claim or settlement in accordance with the provision hereof.

6.
If the Grant Deed or any other document evidencing a conveyance of the Property to any Transferee is ever rendered void or is rescinded by operation of law, or if any payment made to any Transferee is ever cancelled, invalidated, rescinded, required to be disgorged, or otherwise set aside, whether: (a) by order of any state or federal court of competent jurisdiction, (b) by reason of any order arising out of any claim or proceeding initiated or commenced in favor of, against, on behalf of, or in concert with, Borrower, Guarantor or any person claiming by or through Borrower or Guarantor, or (c) by reason of any other occurrence, then this Release shall terminate and be of no further force and effect and the obligations of Borrower and Guarantor under the Loan Documents shall be reinstated as if this Release had never been granted. The provisions of this Section 6 shall survive and continue in effect, notwithstanding the delivery of the Grant Deed to any Transferee or any payment of any or all of the amounts, or the transfer or release of any property pursuant to this Release.

7.
The Released Parties hereby agree that if they or any corporation or partnership in which they hold an interest shall (i) file or be the subject of any petition under Title 11 of the United States Code as same may be amended from time to time (the “Bankruptcy Code”), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors (an “Insolvency Proceeding”), (iv) seek, consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator, or (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against any of the Released Parties in any Insolvency Proceeding, then Lender shall thereupon be entitled to relief from any automatic stay imposed by §362 of the Bankruptcy Code, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to Lender relating to this Release or the Loan Documents.

8.
In the event any of the Released Parties commence, or another party commences against them, within three hundred and sixty six (366) days of the Effective Date of this Release, any case, proceeding, or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, (a) seeking to have any order for relief of the Released Parties or their debts, or seeking to adjudicate any of the Released Parties as bankrupt or insolvent, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for any of the Released Parties or for all or any substantial part of any of the Released Parties’ assets, each of the Released Parties agree that their obligations under this Release may not be avoided pursuant to 11 U.S.C. Section 547 or 548, and that none of the Released Parties will argue or otherwise take the position in any such case, proceeding or action that any or all of: (i) the Released Parties’ obligations under this Release may be avoided under 11 U.S.C. Section 547 or 548; (ii) the Released Parties were insolvent at the time this Release was entered into, or became insolvent as a result of payments made to Lender in connection with the Loan, the Loan Documents and/or the delivery of the Grant Deed to the Transferee; or (iii) the promises, covenants and obligations set forth in this Release do not constitute a contemporaneous exchange for new value given to the Lender.

9.
In the event that Borrower’s or any of Guarantor’s obligations hereunder are avoided for any reason, including, but not limited to, the exercise of a trustee’s avoidance powers under the Bankruptcy Code, Lender, at its sole option, may rescind the releases in this Release, and bring any civil and/or administrative claim, action or proceeding against the Released Parties for the claims that would otherwise be covered by the releases provided in this Release. If Lender chooses to do so, Borrower and Guarantor agree that (i) any such claims, actions or proceedings brought by the Lender (including any proceedings to enforce and collect any judgment) are not subject to an “automatic stay” pursuant to 11 U.S.C. Section 362(a) as a result of the action, case or proceeding described in the first clause of this Section 9, and that Borrower and Guarantor will not argue or otherwise contend that the Lender’s claims, actions or proceedings are subject to an automatic stay; (ii) that Borrower and Guarantor will not plead, argue or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel or similar theories, to any such civil or administrative claims, actions or proceedings which are brought by the Lender within 30 calendar days of written notification to Borrower that the releases herein have been rescinded pursuant to this Section 9; and (iii) Lender may pursue its Claims. The agreements in this Section 9 are provided in exchange for valuable consideration provided in this Release.

10.
If at any time any voluntary or involuntary insolvency, bankruptcy, reorganization or similar proceeding under any state or federal law regarding creditors’ rights or debtors’ obligations is instituted by or against Borrower or any Guarantor, and this Release or any document or instrument executed and delivered pursuant to this Release, or any representation, warranty, covenant or agreement of Borrower or any Guarantor contained in any of the foregoing, or any payment made to Lender or its designee, nominee or assignee is rescinded, cancelled, invalidated, required to be disgorged, or otherwise set aside, then this Release, and all documents and instruments that have been executed and delivered pursuant to this Release, and all representations, warranties, covenants and obligations of Lender shall be terminated, rejected, cancelled, invalidated, released, set aside and of no further force or effect, and Lender shall have all of the rights and remedies available to it at law or in equity, including, without limitation, all of the rights and remedies provided for in the Loan Documents, including the right to collect the full amount of indebtedness due under the Loan Documents in accordance with their terms.

11.
Notwithstanding anything herein to the contrary, the obligations of Borrower and Guarantor under the Loan Documents which are intended to survive the payoff of the Loan shall survive the delivery of the Grant Deed and the closing of the Deed in Lieu Transaction.

12.	This Release may not be changed, amended or modified in any manner other than by agreement in writing specifically referring to this Release and executed by Lender, Borrower and Guarantor.

13.
If any provision of this Release or the application thereof to any person or entity or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Release, and the application of such provision to persons or entities or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Release shall be valid and shall be enforced to the fullest extent permitted by law.

14.
Each of the parties hereto agrees that, without receiving further consideration, they will sign and deliver such documents and do anything else that is necessary in the future to make the provisions of this Release effective.

15.	The provisions of this Release shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, heirs, personal representatives and distributees.

16.	This Release shall be construed without regard to any rule or presumption requiring construction against the party causing the same to be drafted.

17.	This Release shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its choice of law rules.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned has caused this Release to be executed under seal and shall be effective as of the Effective Date.
LENDER:
BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8

By and through CWCapital Asset Management LLC, solely in its capacity as Special Servicer for the Holder

By:
Name:
Title:

EXHIBIT E
ESTOPPEL

Escrow No.: 160300830	Order No.: 106746729-x59
ESTOPPEL AFFIDAVIT
Re: Deed in Lieu of Foreclosure or Forfeiture
State of New York,
County of New York,
MONDRIAN HOLDINGS LLC, a Delaware limited liability company (the “Affiant”), being first duly and separately sworn, deposes and says:
That the Affiant is the owner and holder of the fee simple title to the real property described on Exhibit A attached hereto and made a part hereof (the “Land”).
That the Affiant made, executed and delivered the following deed of trust (collectively, the “Mortgage”) existing on the Land:
That certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing by Affiant, as Borrower, and First American Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association (the “Original Lender”), as Lender, dated as of October 6, 2006, and recorded in the Office of the County Recorder of the County of Los Angeles, State of California (the “Office”) on October 25, 2006, as Instrument No. 06-2368097, as assigned by the Original Lender to LaSalle Bank National Association, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Pass-Through Certificates, Series 2007 — Whale 8, as more particularly set forth in that certain Assignment recorded on December 31, 2007, in the Official Records as Instrument No. 20072857366, and as restated and modified by that certain Restatement and Modification of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of the date of this Grant Deed by Affiant and BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8, (the “Lender”), to be recorded in the Office.
That the Affiant is the identical party who, simultaneously herewith, made, executed and delivered that certain Grant Deed (the “Deed and Conveyance”) to the following (the “Grantee”):
Grantee
Dated                                                                ,
which Deed and Conveyance is to be recorded in the Official Records of Los Angeles County, California, conveying the Land to said Grantee.
That the Deed and Conveyance is an absolute conveyance of the title to the Land to the Grantee in effect as well as form, and was not and is not now intended as a mortgage, trust conveyance, or security of any kind, and that possession of the Land has been surrendered to the said Grantee;
That the consideration in the Deed and Conveyance is that Grantee has agreed not to pursue title to the Land by filing and prosecuting a foreclosure of the Mortgage;
That the delivery of the Deed and Conveyance will not result in the cancellation of the debts, obligations, costs and charges heretofore existing under and by virtue of the terms of the Mortgage (and of any notes, agreements or other security instruments in connection therewith);
That the Deed and Conveyance is made by the Affiant as the result of its request that the Grantee accept such Deed and Conveyance;
That the Deed and Conveyance is the free and voluntary act of the Affiant;

Estoppel Affidavit — Deed in Lieu without Debt Cancellation (estoppelwo) (06-09) (Rev. 08-09)	PAGE 1 OF 3

Escrow No.: 160300830	Order No.: 106746729-x59
That at the time the Deed and Conveyance is delivered to the Grantee, the Affiant feels that the Mortgage and indebtedness secured thereby is equal to or exceeds the fair value of the Land;
That the Deed and Conveyance is not given as a preference against any other creditors of the Affiant;
That at the time the Deed and Conveyance is delivered to Grantee there are no other person or persons, firms, corporations or partnerships other than the Affiant interested, either directly or indirectly, in the Land;
That the Affiant is solvent and has no other creditors whose rights would be prejudiced by the Deed and Conveyance;
That, other than for the Mortgage, the Affiant is not obligated upon any bond or other mortgage whereby any lien has been created or exists against the Land;
That the Affiant, in offering to execute and deliver the Deed and Conveyance to the Grantee, and in executing and delivering the same, is not acting under any misapprehension as to the effect thereof, nor under any duress, undue influence, or misrepresentation by the Grantee or any agent or attorney of the Grantee; and
That it is the intention of the Affiant, as Grantor in the Deed and Conveyance, to convey, and by the Deed and Conveyance the Affiant did convey, to the Grantee all of its/their right, title and interest absolutely in and to the Land.
This affidavit is made for the protection and benefit of the Grantee, its successors and assigns, and all other parties hereinafter dealing with or who may acquire an interest in the Land, and particularly for the benefit of Chicago Title Insurance Company, which has been requested to insure the title to the Land in reliance thereon, and this affidavit shall bind the respective heirs, executors, administrators, personal representatives and assigns of the Affiant.
DATED as of this  _____ day of                                           , 20_____.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Estoppel Affidavit — Deed in Lieu without Debt Cancellation (estoppelwo)	PAGE 2 OF 3

Escrow No.: 160300830	Order No.: 106746729-x59

MONDRIAN HOLDINGS LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:
State of New York
County of New York
Subscribed and sworn to (or affirmed) before me on this  _____  day of                                           , 20 _____, by                                                                                                          , proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.
Signature                                                                                      (Seal)

Estoppel Affidavit — Deed in Lieu without Debt Cancellation (estoppelwo) (06-09) (Rev. 08-09)	PAGE 3 OF 3

EXHIBIT “A”
LEGAL DESCRIPTION OF LAND
Lot “A” of Tract 2527, in the city of West Hollywood, county of Los Angeles, state of California, as per map recorded in Book 34 Page 14 of Maps, in the office of the county recorder of said county.
EXCEPT therefrom that portion thereof lying Southerly of a line bearing North 89 degrees 54’ West from a point on the East line of said Lot, distant North 0 degrees 06’ East thereon 320 feet from the Southeast corner of said Lot.

EXHIBIT F
CERTIFICATION

CERTIFICATION OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform                                                                                      (“Transferee”) that withholding of tax is not required upon the disposition (whether by sale, foreclosure, deed-in-lieu of foreclosure, or otherwise) of a U.S. real property interest by MONDRIAN HOLDINGS LLC, a Delaware limited liability company (“Transferor”), Transferor hereby swears, affirms and certifies the following to Transferee:
1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

2.	Transferor’s U.S. employer identification number is 13-3988156.

3.	Transferor’s office address is:

MONDRIAN HOLDINGS LLC c/o Morgans Hotel Group 475 Tenth Avenue New York, New York 10018

4.
Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

5.	Transferor understands that Transferee is relying on this certification in determining whether withholding is required upon said transfer
Under penalties of perjury, the undersigned declares that he/she has examined this certification and to the best of his/her knowledge and belief it is true, correct and complete, and he/she further declares that he/she has the authority to sign this document on behalf of Transferor.
[Signature Page Follows on Subsequent Page]

Executed as of the                      day of                                         , 20_____.

MONDRIAN HOLDINGS LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

By: Morgans Group LLC, a Delaware limited liability company, its sole member

By: Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:

EXHIBIT G
PARTIAL RELEASE BY LENDER

RELEASE AGREEMENT
RELEASE OF LENDER
THIS RELEASE AGREEMENT (the “Release”) is executed as of the  _____  day of                                         , 20_____  (the “Effective Date”), by MONDRIAN HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), MORGANS GROUP LLC, a Delaware limited liability company (“Morgans”), MONDRIAN PLEDGOR LLC, a Delaware limited liability company (the “Mondrian Pledgor”), and 8440 LLC, a Delaware limited liability company (“8440”, and together with Morgans and Mondrian Pledgor, the “Guarantor”), each of the foregoing having an address at c/o Morgans Hotel Group, 475 Tenth Avenue, New York, New York 10018, for the benefit of BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8 (“Lender”), having a place of business at 540 West Madison Street, Mail Code IL4-540-18-04, Chicago, Illinois 60661.
RECITALS:
WHEREAS, Lender is the holder of (i) that certain Promissory Note A-1 in the amount of $60,250,000.00, dated as October 6, 2006, by Borrower in favor of Lender’s predecessor in interest, Wachovia Bank, National Association (“Original Lender”), as modified by the A-1 Note Modification Agreement dated as of the Execution Date (the “A-1 Note Modification Agreement”) between Borrower and Lender (as modified, “Note A-1”) and (ii) that certain Promissory Note A-2 dated as of October 6, 2006, between Borrower and Original Lender in the amount of $60,250,000.00, as modified by the A-2 Note Modification Agreement dated as of the Execution Date (the “A-2 Note Modification Agreement”) between Borrower and Lender (as modified, “Note A-2”, together with Note A-1 hereinafter collectively, the “Note”); and
WHEREAS, the Note is secured by (i) that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of October 6, 2006, by Borrower in favor of First American Title Insurance Company, as Trustee for the benefit of the Original Lender, recorded in the Office of the County Recorder of the County of Los Angeles, State of California (the “Official Records”), on October 25, 2006, as Instrument No. 06-2368097 (the “Original Deed of Trust”), which Original Deed of Trust was agreed to and consented to by Morgans, Mondrian Pledgor and 8440; and
WHEREAS, (i) the Note was assigned by Original Lender to Lasalle Bank National Association, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 (“Lasalle”), and (ii) the beneficial interest in the Deed of Trust was assigned by Original Lender to Lasalle, as more particularly set forth in that certain Assignment of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing and Assignment of Assignment of Leases and Rents effective as of June 27, 2007, by Original Lender in favor of Lasalle, recorded in the Official Records on December 31, 2007, as Instrument No. 20072857366; and

WHEREAS, by virtue of a merger effective as of October 17, 2008, Bank of America, National Association, is successor by merger to LaSalle; and
WHEREAS, Lender has agreed to enter into (a) the A-1 Note Modification Agreement, (b) the A-2 Note Modification Agreement, and (c) that certain Restatement and Modification of Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing by and between Borrower and Lender dated as of the Effective Date amending the Original Deed of Trust (the “Deed of Trust Modification Agreement,” and together with the Original Deed of Trust, the “Deed of Trust”), to be recorded in the Official Records, which A-1 Note Modification Agreement, A-2 Note Modification Agreement and Deed of Trust Modification Agreement have been agreed to and consented to by Morgans, Mondrian Pledgor and 8440; and
WHEREAS, as of the Effective Date, Borrower is in default under the terms of the Note and Deed of Trust; and
WHEREAS, by virtue of Borrower being in default under the Note and Deed of Trust, Borrower, Lender and Guarantor have agreed to enter into a deed in lieu of foreclosure transaction (the “Deed in Lieu Transaction”) to convey the Property (as defined in the Deed of Trust) in lieu of Lender filing a foreclosure action or pursuing other remedies available to Lender; and
WHEREAS, effective as of the Effective Date, Borrower has delivered to Lender a Grant Deed conveying fee simple title to the Real Property (as defined in the Deed of Trust) to a designee of Lender as part of the Deed in Lieu Transaction (the “Grant Deed”); and
WHEREAS, as part of said Deed in Lieu Transaction, Borrower and Guarantor have agreed to release the Lender Parties (as hereinafter defined) from certain claims and other liabilities, as more particularly set forth herein.
NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.	The recital set forth above are true and correct and are incorporated herein.

2.	All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Deed of Trust. For the purposes of this Release:
a.
The term “Claims” shall mean, collectively, all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, in law, admiralty or equity which a party or its successors and assigns, heirs, personal representatives and distributees ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the Effective Date of this Release, arising out of, or in any way connected with or related to the Loan, the Property and/or the Loan Documents.

3.
Borrower and Guarantor, their present and former members, managers, partners, principals, officers, shareholders, directors, employees, agents, trustees, beneficiaries, successors, assigns and representatives (collectively, the “Borrower Parties”) hereby release and discharge Lender, the grantee under the Grant Deed, Lender’s affiliates and their respective loan participants, and their respective partners, principals, officers, directors, managers, members, shareholders, employees, agents, servicers, representatives, attorneys, consultants, contractors, predecessors, successors, assigns, heirs, personal representatives and distributees (collectively, the “Lender Parties”) from any and all Claims.

4.
Notwithstanding anything herein to the contrary, if a Claim is made upon Lender, the grantee under the Grant Deed, any of the Lender Parties or any subsequent transferee from Lender (collectively the “Transferee”), for repayment or recovery of any amount(s) or property or its equivalent received by the Transferee pursuant to the Deed in Lieu Transaction and, if, resulting from such Claim, the Transferee pays all or part of said amount or redelivers property or its equivalent to anyone authorized by law to act on behalf of the Borrower Parties by reason of: (a) any judgment, decree or order of any court or administrative body, or (b) any settlement or compromise of any such Claim effected by the Transferee, then, in any such event, the Borrower Parties agree that any such judgment, decree, order, settlement or compromise shall be binding upon them, and they shall be and remain liable to the Transferee for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Transferee. The provisions of this Section 4 shall survive and continue in effect, notwithstanding any payment of any or all of the amounts, or the transfer or release of any property pursuant to this Release. The Transferee shall give Borrower and Guarantor notice of any such Claim or settlement in accordance with the provision hereof.

5.
The Borrower Parties hereby agree that if they or any corporation or partnership in which they hold an interest shall (i) file or be the subject of any petition under Title 11 of the United States Code as same may be amended from time to time (the “Bankruptcy Code”), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors (an “Insolvency Proceeding”), (iv) seek, consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator, or (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against any of the Borrower Parties in any Insolvency Proceeding, then Lender shall thereupon be entitled to relief from any automatic stay imposed by §362 of the Bankruptcy Code, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to Lender relating to this Release or the Loan Documents.

6.
In the event any of the Borrower Parties commence, or another party commences against them, within 91 days of the Effective Date of this Release, any case, proceeding, or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, (a) seeking to have any order for relief of the Borrower Parties or their debts, or seeking to adjudicate any of the Borrower Parties as bankrupt or insolvent, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for any of the Borrower Parties or for all or any substantial part of any of the Borrower Parties’ assets, each of the Borrower Parties agree that their obligations under this Release may not be avoided pursuant to 11 U.S.C. Section 547 or 548, and that none of the Borrower Parties will argue or otherwise take the position in any such case, proceeding or action that any or all of: (i) the Borrower Parties’ obligations under this Release may be avoided under 11 U.S.C. Section 547 or 548; (ii) the Borrower Parties were insolvent at the time this Release was entered into, or became insolvent as a result of the delivery of the Grant Deed to Lender and/or payments made to Lender in connection with the Loan and Loan Documents; or (iii) the promises, covenants and obligations set forth in this Release do not constitute a contemporaneous exchange for new value given to the Lender.

7.
The Borrower Parties agree to not take any action to assert any Claims against any of the Lender Parties, whether by claim or cause of action, offset, counterclaim or defense, or any other action of any kind whatsoever.

8.	This Release may not be changed, amended or modified in any manner other than by agreement in writing specifically referring to this Release and executed by Lender, Borrower and Guarantor.

9.
This Release shall be absolute, irrevocable and unconditional in all respects and shall not be affected, modified, diminished or impaired or be subject to any limitation, impairment, claim, counterclaim, termination or defense whatsoever for any reason, including, without limitation, by reason of changes of law or newly discovered facts.

10.
If any provision of this Release or the application thereof to any person or entity or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Release, and the application of such provision to persons or entities or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Release shall be valid and shall be enforced to the fullest extent permitted by law.

11.
Each of the parties hereto agrees that, without receiving further consideration, they will sign and deliver such documents and do anything else that is necessary in the future to make the provisions of this Release effective.

12.	The provisions of this Release shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, heirs, personal representatives and distributees.

13.	This Release shall be construed without regard to any rule or presumption requiring construction against the party causing the same to be drafted.

14.	This Release shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its choice of law rules.

15.	This Release may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Release to be executed under seal and shall be effective as of the Effective Date.

BORROWER:

MONDRIAN HOLDINGS LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:

MORGANS:

MORGANS GROUP LLC, a Delaware limited liability company

By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:

MONDRIAN PLEDGOR:

MONDRIAN PLEDGOR LLC, a Delaware limited liability company

By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title:

8440:

8440 LLC, a Delaware limited liability company

By:	Mondrian Pledgor LLC, a Delaware limited liability company, its sole member

	By:	Mondrian Senior Mezz LLC, a Delaware limited liability company, its sole member

		By:	Morgans Group LLC, a Delaware limited liability company, its sole member

			By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

By:

Name:
Title: